Exhibit 10.36
                   FIRST AMENDMENT TO OPERATING AGREEMENT
                          OF PARK AT HIGHLANDS LLC


     THIS FIRST AMENDMENT TO OPERATING AGREEMENT OF PARK AT HIGHLANDS LLC (this "First Amendment") is made as of the 29th day of December, 1995, by and between AL FELD, an individual ("Feld") and WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation ("WPHC").



                                  RECITALS


     A. Feld and WPHC constitute all of the members (collectively, the "Members") of Park at Highlands LLC, a Colorado limited liability company (the "Company"), which is governed by that certain Operating Agreement of Park at Highlands LLC (the "Operating Agreement") dated as of April 27, 1995.

     B. The Members now desire to amend the Operating Agreement as set forth herein.

     C. Capitalized terms not otherwise defined herein shall have the definitions set forth in the Operating Agreement.


     NOW, THEREFORE, for and in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Feld and WPHC hereby agree to amend the Operating Agreement as follows:


     1. Construction Loan Outside Date. The Construction Loan Outside Date as defined in Section 5.2.4 of the Operating Agreement is hereby postponed to January 5, 1996


     2. Cost Savings Fee. The first sentence of Section 7.4 of the Operating Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "The Company shall pay Feld at Final Closing a cost savings fee equal to twenty-five percent (25%) of cost savings, if any."


     3. Attorneys Fees. The following paragraph is hereby added to the Operating Agreement as new Section 19.17 thereof:

     19.17 Attorneys Fees. Should any party hereto institute any legal action or proceeding to enforce any provision of the Operating Agreement or for damages by reason of any alleged breach of any provision of the Operating Agreement or for any other judicial remedy, the prevailing party shall be entitled to receive from the non-prevailing party all reasonable attorneys' fees and all court costs in connection with said action or proceeding, in addition to any other award.


     4. Exhibits to Operating Agreement. The Members hereby agree that the exhibits listed below, a copy of each of which is attached hereto and incorporated herein, are hereby attached to and made a part of the Operating Agreement to the same effect as if each had been fully set forth in the Operating Agreement at the date it was executed by the Members and that each of the exhibits attached to this First Amendment is hereby substituted for and shall supersede the corresponding exhibit attached to the Operating Agreement, if any:

          Exhibit C Deposit and Contract Administration Agreement

          Exhibit E Description of Infrastructure

          Exhibit F Description of Infrastructure Land

          Exhibit J Property Management Agreement

          Exhibit L Pledge and Security Agreement - Feld to WPHC

          Exhibit M Pledge and Security Agreement - WPHC to Feld

          Exhibit N Description of Plans and Specifications

          Exhibit O Final Project Budget

          Exhibit U Substitution Agreement


     5. Full Force and Effect. The Operating Agreement, as specifically amended herein, is hereby ratified by the Members and shall remain in full force and effect.


     6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one agreement binding on the parties hereto, notwithstanding that all the parties may not have signed the same counterpart. Signature pages from one counterpart may be removed and attached to another counterpart to create one fully-executed document.


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

     IN WITNESS WHEREOF, the parties hereto, being all of the Members of the Company, have executed this Amendment as of the date first written above.





By: /s/ Al Feld
    ____________________________________
     Al Feld



WELLSFORD PARK HIGHLANDS CORP., a
Colorado corporation



By: /s/ Donald D. MacKenzie
    ____________________________________
    Donald D. MacKenzie, Vice President

                                  EXHIBIT C


                DEPOSIT AND CONTRACT ADMINISTRATION AGREEMENT


     This Deposit and Contract Administration Agreement ("Agreement") is made as of the 2nd day of May, 1995, by and between THE FELD COMPANY, a Colorado corporation, located at 4600 S. Ulster Street, Suite 350, Denver, Colorado 80237, and WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation, located at 370 17th Street, Suite 3100, Denver, Colorado 80202 (hereinafter called "WPHC").

                                  RECITALS

     WHEREAS, The Feld Company and Mission Viejo Company, a California corporation ("Mission"), previously entered into that certain Second Amended and Restated Vacant Land Purchase and Sale Agreement on March 23, 1995 (the "Purchase Agreement") for the purchase of approximately 182 acres of unimproved real property in Douglas County, Colorado, being more particularly described as Lots 1 through 5, Highlands Ranch Filing No. 126-A (the "Property"); and

     WHEREAS, by an Assignment and Assumption Agreement of even date herewith, The Feld Company, in consideration of the sum of $300,000 paid to it by WPHC, has assigned to WPHC all of its right, title and interest in (i) the Purchase Agreement, and (ii) that certain earnest money deposit in the amount of $300,000 (the "Deposit") previously paid to Mission in accordance with the terms of the Purchase Agreement; and

     WHEREAS, by an Assignment and Assumption Agreement of even date herewith, WPHC has assigned all of its rights and obligations pursuant to the terms and provisions of the Purchase Agreement with respect to the purchase of "Phase I," as that term is defined in the Purcha se Agreement, to the Park at Highlands LLC, a Colorado limited liability company ("PAH"); and

     WHEREAS, The Feld Company and WPHC now desire to enter into a new agreement to document the rights and obligations of The Feld Company and WPHC with respect to the funds being deposited with WPHC pursuant to the terms of this Agreement.

                                  AGREEMENT

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants herein contained, and respectively expressing the intention to be legally bound hereby, covenant and agree as follows:

     1. Receipt and Acknowledgement. WPHC hereby acknowledges the receipt of the sum of $150,000 from The Feld Company, which will be held by WPHC, and governed by the terms of this Agreement.

     2.   Reimbursement.

          a. WPHC may sell or assign its interest in the Purchase Agreement, with respect to the Property, or any part thereof, to an entity jointly owned by Al Feld and/or The Feld Company and Wellsford Residential Property Trust ("Wellsford") or an entity owned by Wellsford ("Approved Entity") for any reason whatsoever. If however, WPHC sells or assigns its interest in the Purchase Agreement, with respect to the Property or any part thereof, to any person or entity that does not qualify as an Approved Entity, then WPHC shall, within five business days from the execution of such sale or assignment, pay The Feld Company the sum of $150,000.

          b. If all or any portion of the Deposit is credited by Mission towards the purchase price of all or any portion of the Property, then WPHC shall pay 50% of the amount so credited by Mission, to The Feld Company within five business days following the receipt of such credit by WPHC.

          c. If all or any portion of the Deposit is returned to WPHC by Mission, for any reason whatsoever, then WPHC shall pay 50% of the amount so returned to The Feld Company within five business days following WPHC's receipt thereof.

          d. If the Deposit is not returned or credited by Mission to WPHC, then neither party shall be liable to the other for reimbursement of the Deposit or any portion thereof, except as set forth in paragraph 2.a. hereof.

     3. Right of First Offer. If The Feld Company is not in default under any agreements with WPHC or its affiliates, and if WPHC decides not to purchase any of Phases II, III, IV or V, as defined in the Purchase Agreement, WPHC agrees to notify The Feld Company at least 150 days before the scheduled closing of such Phase, and The Feld Company shall have 90 days to obtain another source of acquisition and development financing and to present an offer to WPHC to acquire the subject parcel. If The Feld Company fails to present an offer acceptable to WPHC in WPHC's sole discretion, WPHC shall have no obligations to The Feld Company with respect to such parcel.

     4. Entire Agreement. This is the entire agreement between the parties and there are no other terms, obligations, covenants, representations, statements or conditions, oral or otherwise, of any kind whatsoever. Any agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Agreement in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

     5. No Further Obligations. The parties have no obligations or liabilities of any nature or kind to the other party with respect to the Deposit or the Purchase Agreement, except as expressly set forth in this Agreement. WPHC shall have exclusive control over the Purchase Agreement, as it relates to Phases II, III, IV and V, as described therein, and The Feld Company has no interest whatsoever in the Purchase Agreement with respect to Phases II, III, IV and V, except for any rights set forth in this Agreement. None of the provisions of this Agreement constitute or create any agreement or obligation by either party to (i) enter into a joint venture, partnership, corporation, limited liability company or any other arrangement with the other party, or to negotiate in good faith with respect to the same; (ii) to enter into any agreements, or to negotiate in good faith with respect to the same; (iii) to purchase or develop the Property, or any portion thereof; or
(iv) to act in any manner whatsoever, unless expressly provided for in this Agreement or otherwise reduced to a definitive written agreement, executed by the parties. The parties acknowledge and agree that they have no obligations with respect to Phases II, III, IV and V, as described in the Purchase Agreement.

     6.   Miscellaneous.

          a. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns.

          b. Governing Law. This Agreement shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Colorado.

          c. Notices. All notices, consents, approvals or other communications which any of the parties to this Agreement may desire or may be required to give hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, postage prepaid, or by personal delivery, delivery by courier, or by confirmed telecopy or facsimile transmission, addressed as follows:

               If to The Feld Company:  The Feld Company
                                   4600 South Ulster Street
                                   Suite 350
                                   Denver, Colorado  80237
                                   Fax:  303-721-9418

               and to:             __________________________________
                                   __________________________________
                                   __________________________________
                                   __________________________________
                                   Fax:  ____________________________

               If to WPHC:         Wellsford Park Highlands Corp.
                                   370 17th Street, Suite 3100
                                   Denver, Colorado  80202
                                   Fax:  303-595-7799
                                   Attn:  Don MacKenzie

               and to:             Wayne H. Hykan, Esq.
                                   Brownstein Hyatt Farber &
                                     Strickland, P.C.
                                   410 17th Street, Suite 2200
                                   Denver, Colorado  80202
                                   Fax:  303-623-1956

Any such notice to WPHC or The Feld Company shall be deemed to be given, received, and effective three days after such notice has been deposited in the United States mail, addressed as aforesaid, or when personally delivered to and received by the specified parties. All addresses for notices under this Agreement shall be located within the United States of America.

     7.   Counterparts.  This Agreement may be executed in counterparts.

     8. Costs of Legal Proceedings. In the event that either party institutes legal proceedings with respect to this Agreement or the transaction contemplated hereby, the prevailing party shall be entitled to recover its costs and expenses incurred in connection with such legal proceedings, including, without limitation, reasonable attorneys' fees. The terms of this paragraph shall survive the termination of this Agreement.

     9. Liability of WPHC. No officer, director or shareholder of WPHC shall be bound by or have any personal liability hereunder or under any document, agreement, understanding or arrangement relating to this transaction. The parties to this Agreement shall look solely to the assets of WPHC for satisfaction of any liability of WPHC in respect of this Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the directors, officers or shareholders of WPHC or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any and all future documents, agreements, understandings, arrangements and transactions between the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE FELD COMPANY:

THE FELD COMPANY, a Colorado corporation


By:  /s/ Al Feld
     ___________________________________
     Al Feld, President


WPHC:

WELLSFORD PARK HIGHLANDS CORP.,
a Colorado corporation


By:  /s/ Donald D. MacKenzie
     ___________________________________
     Donald D. MacKenzie
     Vice President

                                  EXHIBIT E

                        DESCRIPTION OF INFRASTRUCTURE


The following Description of Infrastructure uses substantially the same categories as those in the Infrastructure Improvement Agreement. The Aggregate of these categories comprises the Infrastructure for the Master Development.

1. Overlot Grading. This includes rough grading for the Infrastructure Land and some of the fine grading for the park.

2. Willows Water Line. This category includes the engineering and physical relocation of a 30 inch Willows Water District water line as well Quebec Street paving associated with the relocation.

3. Main Recreational Center & Grounds. This is the main recreational facility for the Master Development. All apartment phases will share its use. The rec center building will contain approximately 30,000 square feet and house a gym with exercise equipment, basketball court, racquet ball court(s) and leasing offices. The rec center grounds are expected to feature a pool & spa, volleyball court, tennis court(s), pond and parking.

4. Water and Sewer Systems, Temporary Access Road. Included here is the main water and sewer system that will serve the Master Development. Additional water and sewer systems will be constructed with each apartment phase and are not part of the Infrastructure. This category also includes building of a temporary road that will be used as construction access.

5. Entryway/Guardhouse/Paving. The main access/entry for the Master Development is from South Quebec Street. At this entry there will be entry monuments, gates, walls and a guardhouse. Paving for the entry and loop road (the entry and loop roads collectively comprise Tract A of the Infrastructure Land) is also included as part of this category.

6. Public Utilities. A telephone distribution system will be installed around the loop road which will be joint trenched with gas, electric and cable TV facilities. Some or all of the above facilities may be installed by parties unrelated to the Company.

7. Park Improvements. Tract B of the Infrastructure Land will be landscaped and improved with a softball diamond, soccer field, golf putting area and other similar improvements.

8. Glen Eagles Entry. A future entry for the Master Development may be needed to provide with ingress/egress. It is contemplated that this access would be from Glen Eagles Drive at the southern boundary of the Master Development. This category will include entry monuments, gates and associated road improvements.

9. Professional Services and Miscellaneous. This category includes various professional services associated with the development all Infrastructure components. It includes architectural design, interior design of the Main Rec Center, landscape design, civil engineering, soils engineering/testing, and legal services associated with closing the Infrastructure Land and any ongoing document review. Field supervision, general labor and other miscellaneous items, necessary for construction of all Infrastructure components, are also included in this category. This category also includes building the construction yard compound which serves as a staging/storage area for the Master Development.

                                  EXHIBIT F

                     DESCRIPTION OF INFRASTRUCTURE LAND

Lot 1B, Tract A and Tract B, Highlands Ranch Filing No. 126-A, 1st Amendment as recorded at Reception No. 9560621 in the records of the Douglas County Clerk and Recorder's Office, County of Douglas, State of Colorado

Lot 1B is the land on which the main recreational center will be situated to service the Master Development.

Tract B is the land on which the main park will be situated to service the Master Development.

Tract A is the land on which both the main access road and loop road will be constructed to provide ingress and egress to the Master Development. The loop road will encircle Lot 1B and Tract B. The main access road will directly adjoin South Quebec Street.

                                  EXHIBIT J

                           PARK AT HIGHLANDS, LLC
                        PROPERTY MANAGEMENT AGREEMENT


     This agreement (the "Agreement") is executed on the ____ day of December, 1995 by and between PARK AT HIGHLANDS, LLC ("Owner"), and THE FELD COMPANY, a Colorado corporation ("Manager").

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Owner and Manager mutually agree as follows:

1.   APPOINTMENT OF MANAGER

     On and subject to the terms and conditions of this Agreement, Owner hereby retains Manager commencing on January 1, 1996 (the "Commencement Date") to manage and lease on behalf of Owner the following properties (individually or collectively the "Property"): Blue Ridge at Palomino Park, Highlands Ranch, Colorado.

2.   TERM

     This Agreement shall commence on the Commencement Date and, subject to
     Section 8 below, shall expire on the "Termination Date" (as defined below). "Termination Date" shall mean the earlier of Final Closing or Removal of Feld as defined in the Operating Agreement of Park at Highlands, LLC dated as of April 27, 1995 ("Operating Agreement").

3.   MANAGEMENT FEES

     In consideration of the performance by the Manager of its duties and obligations hereunder, the Owner shall pay to the Manager a management fee equal to 2.5 % of "Gross Operating Revenues" (as defined below) payable the last day of each calendar month with respect to that calendar month. Manager shall submit to Owner an invoice detailing the calculation of the management fee each month. "Gross Operating Revenues" means the actual monthly cash collections from the customary operations of the Property consisting of rental and vending machine receipts, forfeited deposits, late charges, rent claim settlements net of any collection fees, lease termination or modification payments and other operating receipts, excluding applicable sales tax and refundable deposits; Gross Operating Revenues shall not include any revenues from condemnation or casualty proceeds, from the sale of any personal or real property of Owner or from any source other than the customary operations of the Property. Manager shall submit to Owner's or Owner's accounting agent an invoice detailing the calculation of the management fee each month.

4.   AUTHORITY AND RESPONSIBILITIES OF MANAGER

     4.01 Independent Contractor. In the performance of its duties hereunder, the Manager shall be and act as an independent contractor, with the sole duty to supervise, manage, operate, control and direct performance of the details of its duties incident to the specified duties and obligations hereunder, subject to the rights of the Owner, as described herein. Nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, employment relationship, or otherwise to create any liability for one party with respect to indebtedness, liabilities or obligations of the other party except as otherwise may be expressly set forth herein.

     4.02 Standard of Care. Manager shall perform its duties and obligations in a professional, competent, businesslike and efficient Manager as would a first class property manager of apartment projects similar to the Property.

     4.03 Depository Account. Manager shall open, for the benefit of Owner, a special, separate, FDIC insured, interest bearing account in a savings institution identified by Owner (the "Depository Account") upon which the only persons with signatory authority shall be the following employees of Owner: Jeffrey Lynford, Chairman; Ed Lowenthal, President; and Gregory Hughes, Vice President. The Depository Account shall be the sole and exclusive property of the Owner, and Manager shall have no interest (legal or equitable) therein. Owner shall have the right to change the signatories to the Depository Account in its sole discretion.

     4.04 Business Plan.

          (a) Manager shall prepare and present to Owner in the computer model and word processing and spreadsheet software approved by Owner, within thirty days of the Commencement Date and prior to November 15 of each year thereafter during the term of this Agreement, an annual business plan for the following calendar year, which once approved by Owner shall be the business plan governing the management of the Property (the "Business Plan").

          (b)  Manager shall include in the Business Plan the following:

              (i) a twelve-month operating budget, using Owners' chart of accounts (see Schedule B) for the following calendar year, which once approved by Owner, shall be the budget ("Budget");

             (ii) a 5-year budget for planned improvements based on a detailed annual physical inspection of the Property completed by Marlager;

            (iii) a preventative maintenance plan for the Property outlining the management plan to minimize long term operating costs and to avoid deferred maintenance;

             (iv) a marketing plan for the Property, including print and other forms of advertising, use of apartment locators and promotional activities and apartment pricing;

              (v)   market surveys;

             (vi) tenant selection criteria to be used in the selection of prospective tenants, including appropriate references, income and credit history;

            (vii) a copy of Manager's current policies and procedures which shall include the following:

                    (x) an environmental compliance plan outlining policies and procedures for managing the disposal or storage of hazardous materials and toxic substances (such plan shall require that the Property shall not be the source of a release or dispose of any hazardous materials or toxic substances except as may be incidental to the operation of an apartment project (e.g. cleaning supplies, fertilizers, paint); and

                    (y) a legal compliance plan of actions necessary to comply with all "Applicable Laws" (as defined below). "Applicable Laws" shall mean any and all statutes, ordinances, laws, rules, regulations, orders and requirements of any federal, state or municipal government, and appropriate departments, commissions, boards and officers having jurisdiction over the use, maintenance or operation of the Property, including without limitation (A) laws prohibiting discrimination based on race, religion, national origin, color, gender, disability, age, sexual preference or any other classification, (B) employment laws of any kind or description, (C) laws regarding tenant security deposits,
                    (D) laws regarding the storage, release, and disposal of hazardous materials, petroleum products, and toxic substances, (E) laws and orders relating to the use of minority business enterprises, to the extent any such laws and orders are applicable in the performance of work or furnishing of services, materials, equipment or supplies hereunder, and (F) all orders and requirements of local board of fire underwriters, or any other body which may hereafter exercise similar functions including any and all forms, reports and returns required by law to be filed with any governmental authority in connection with the use, maintenance or operation of the Property; and

           (viii) any other information, plan, survey, policies or procedures as Owner may request.

          (c) The Business plan shall be approved by the Owner before implementation. All actions outlined in the Business Plan shall be implemented by Manager on behalf of and at the expense of Owner, subject to the limitations on expenses enumerated in the Budget. The Budget shall be Manager's guideline for Owner's expectations of rental rates; however, Manager shall be expected to continually test new rental levels and to make adjustments with prompt notification to Owner as the market shall permit or require. The Business Plan in conjunction with the Budget shall constitute a major control under which Manager shall operate, and Manager shall submit a report to Owner setting forth the reasons for any variance therefrom as required under Owner's policies and procedures attached hereto, and made a part hereof, as Schedule B ("Owner's Policies and Procedures ").

     4.05 Leasing. Collection of Rents. etc.

          (a) Manager shall use its best efforts consistent with the standard of care set forth herein to lease apartment units, retain residents and maximize Gross Operating Revenues.

          (b) Manager shall sign apartment leases on behalf of Owner in its capacity as property manager hereunder. Manager shall only sign leases in the form of lease approved by Owner and subject to Owner's Policies and Procedures. Manager shall not enter into any lease which has a term greater than 24 months. Manager shall attach as a rider to all leases the text as presented in Schedule A. Manager shall investigate tenant references and tenant credit histories and shall select tenants in accordance with tenant selection criteria outlined in the Business Plan, and shall apply resident selection criteria fairly to all prospective tenants. Manager shall not discriminate against or segregate any person or group of persons on account of race, color, religion, creed, sex, national origin, age, or disability in leasing or managing the Property nor shall Manager permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants. Manager shall assess the leasing practices on a regular basis to assure that no such practices of discrimination are occurring on the Property. Manager shall report any such incidents or claims of discrimination to Owner immediately.

          (c) Manager shall collect rents, security deposits and other charges payable by tenants in accordance with the tenant leases, and shall collect income due Owner with respect to the Property from all other sources, and shall deposit all such income received immediately upon receipt in the Depository Account for each Property

          (d) Manager shall, at Owner's expense, subject to limits set forth in the Budget and the Business Plan, terminate leases, evict tenants, institute and settle suits for delinquent payments as Manager deems advisable. In connection therewith, Manager may, at Owner's expense and subject to the limitations on expenses enumerated in the Budget, consult and retain legal counsel.

     4.06 Repair. Maintenance and Service.

          (a) Manager shall, at Owner's expense and subject to the limitations set forth in the Budget and the Business Plan, maintain the Property in good repair and condition.

          (b) In name of Owner and subject to the other terms and conditions of this Agreement, Manager in its capacity hereunder shall execute contracts for water, electricity, gas, telephone, television, vermin or pest extermination and any other services which are necessary to properly maintain the Property. Manager shall include in any such contracts the text in Schedule A. Manager shall, in Owner's name and at Owner's expense, hire and discharge independent contractors for the repair and maintenance of the Property and shall include in any such contract the text as presented in Schedule A. Other than leases, Manager shall not, without the prior written consent of the Owner, enter into any contract in name of Owner which may not be terminated with 30 days notice. Manager shall act at arms length with all contractors and shall employ no affiliated entities without Owner's prior written consent. Notwithstanding the foregoing, Owner shall have the right to require Manager to use certain contractors and suppliers for any service, supply, maintenance, repair or utility for the Property, including cable, landscaping or security service.

     4.07 Manager's Employees.

          (a) Manager shall have in its employ at all times a sufficient number of employees to enable it to professionally manage the Property in accordance with the terms of this Agreement. Owner shall have the right to require that Manager have a minimum or maximum number of employees at the Property and to approve or require the removal or replacement of any employee working at the Property. Manager shall prepare, execute and file all forms, reports and returns required by Applicable Laws. All payroll costs for on-site employees shall be at Owner's expense. All matters pertaining to the employment and supervision of such employees shall be the sole responsibility of the Manager, which in all respects shall be the employer of such employees, and Owner shall have no liability with respect to such matters. Notwithstanding the foregoing, Manager shall not, without consent of Owner, transfer any employee from the Property to a similar on-site position at a property in the area managed by Manager on behalf of a third party.

          (b) Manager shall employ at its sole expense a regional manager to oversee the operations of the Property who shall frequently, but not less than bi-weekly, visit the Property performing inspections and providing guidance and training to the on-site staff. The assignment of this regional manager to oversee the Property shall be approved by Owner. The regional manager's supervision of more than seven (7) properties including the Property or other considerations may be cause for Owner to withhold or rescind said approval.

          (c) Manager shall maintain, at Owner's expense, workers compensation (or other private insurance acceptable to Owner) for all on-site employees at limits not less than the statutory amount. Manager shall prepare, execute and file all forms, reports and returns required by Applicable Laws.

     4.08 Insurance.

          (a) Manager shall, at its sole cost and expense, procure and maintain in full force and effect, throughout the existence of this Agreement, policies of insurance as detailed below in subsection (b), on which Owner shall be named insured. These policies shall be issued by an insurance company licensed to do business in the state in which the Property is located with an AM Best rating of A-, V or better. Manager shall be covered under such policies for its indemnity obligations hereunder subject to the limits set forth below. Manager shall promptly furnish to Owner certificates of insurance acceptable to Owner as evidence of the insurance coverage required hereunder. Manager shall obtain a written obligation on the part of each insurance carrier to notify Owner at least 30 days prior to any cancellation or material change of any such policy.

          (b) The following policies of insurance shall be procured and maintained by Manager:

               1. Employer's liability insurance in an amount not less than $250,000 per occurrence.

               2. Blanket crime coverage, including employee dishonesty and depositor's forgery endorsements, protecting Manager against fraudulent or dishonest acts of its employees, whether acting alone or with others, with limits of liability of not less than $25,000 per Property, not to exceed $100,000 in aggregate if more than one Property is managed, on which Owner shall be loss payee.

               3. Professional liability insurance covering the activities of Manager written on a "claims made" basis with limits of at least $1,000,000 with a maximum deductible of $10,000. Any loss within the deductible shall be borne by Manager. Coverage shall be maintained in effect during the period of the Agreement and for not less than two (2) years after termination of the Agreement.

     4.09 Reports. Manager shall prepare and send to Owner reports in accordance with Owner's Policies and Procedures, including, i) monthly status report (Owner's form); ii) monthly statements approved by Manager showing all receipts and disbursements; iii) an accompanying letter explaining any significant events at the Property, as well as any variances from budget in excess of +/- 10% on any operating statement detailed item; iv) planned improvement logs (Owner's form); v) market study; vi) copies of significant incident reports; and vii) other analyses as should from time to time be reasonably requested by Owner.

     4.10 Operating Expenses.

          (a) Manager shall cause the Property to incur proper operating expenses in exercising its authority and performing all of its duties and obligations hereunder. Manager shall use reasonable efforts to minimize such expenses by obtaining competitive pricing on all services and obtaining at least three bids on major expenditures. Manager shall use reasonable efforts to comply with the limitations on expenditures set forth in the Budget. Manager shall obtain Owner's prior written consent before incurring on behalf of Owner any single expenditure in excess of two thousand five hundred dollars ($2,500) excluding utility bills and other normal and recurring expenses included in the Budget, except in an emergency in which case Manager may incur expenses reasonably necessary to protect life and property. Manager shall notify Owner of any such emergency expenses as soon as practicable after they are incurred.

          (b) Manager shall timely request payment by Owner of all proper costs and expenses incurred by the operation of the Property as contemplated herein. All costs for which payment is requested shall be coded by the on-site manager in accordance with Owner's standard chart of accounts, attached in Schedule B. Manager shall not request payment of invoices to itself other than for the following items: i) the cost of sending Property related material by overnight courier at Owner's request, ii) forms and other items ordered in bulk by Manager and used by the Property, iii) third-party payroll processing, and iv) the Management Fee. Manager shall not request payment of any invoices, whether to itself or a third party, marked-up above cost. Manager is not required to monitor or request payment for taxes, escrows or debt service, which costs Owner will monitor and pay.

     4.11 Legal Proceeding and Compliance with Applicable Laws.

          (a) Manager shall promptly notify Owner in writing of the service of any legal process upon Manager (although Manager is not authorized to accept service of process on behalf of the Owner), or the occurrence of any casualty loss, injury or damage on or about the Property;

          (b) Manager shall fully comply with all Applicable Laws in connection with this Agreement, the performance of its obligations hereunder, its own operations and its hiring, discharge and retention of employees. Manager shall perform, on behalf and upon approval of Owner and at Owner's expense, all such acts in and about the Property which shall be reasonably necessary to comply with Applicable Laws.

     4.12 Policies and Procedures.

          (a) Manager shall maintain files of all original documents relating to leases, vendors and all other business of the Property in an orderly fashion at the Property, which files shall be the property of Owner and shall at all times be open to Owner's inspection.

          (b) Manager shall comply with the policies and procedures attached hereto as Schedule B. Owner may periodically make alterations to these policies and procedures and will provide such updates to Manager.

5.   RESPONSIBILITIES OF OWNER

     5.01 Accounting. Owner shall provide accounting services for the payment of all proper expenses of the Property, and shall provide to Manager all accounting reports necessary for Manager to discharge its obligations hereunder by the 5th of each month or the next subsequent business day.

     5.02 Liability. Owner shall maintain sole and primary public liability and property damage insurance with respect to occurrences on or about the Property, with liability limits of not less than $1,000,000 per person and per occurrence, and excess liability with limits of not less than $10,000,000, and rental income insurance, and naming the Manager as an additional insured. Owner shall maintain such fire, hazard and other insurance in such amounts as are proper in judgment of Owner. The maintenance of fire, hazard and other insurance shall be the sole responsibility of Owner and not Manager.

6.   INDEMNIFICATION

     6.01 Indemnification of Owner. The Manager shall indemnify, defend and hold harmless Owner against any and all liabilities, costs, expenses, damages, penalties, interest, injuries and obligations, including reasonable attorneys' fees ("Claims") incurred by Owner as a result of
     (a) any act by Manager outside the scope of its authority hereunder, (b) any act or failure to act constituting negligence, misconduct, fraud or breach of this Agreement, (c) Claims made by current or former employees or applicants for employment arising from hiring, supervising or firing same, or (d) any act by Manager, its employees, agents or contractors in violation of any Applicable Law.

     6.02 Indemnification of Manager. Owner shall indemnify and hold harmless Manager against any and all Claims incurred by Manager as a result of acts of Manager made within the scope of its authorities, excluding, however, (a) Claims which arise from the negligence, misconduct, fraud or breach of this Agreement by Manager, (b) Claims made by current or former employees or applicants for employment arising from hiring, supervising or firing of same, or (c) any act by Manager, its employees, agents or contractors in violation of any Applicable Law.

     6.03 General Provisions. The provisions of this Section shall survive the termination of this Agreement.

7.   DEFAULTS

     7.01 Manager's Event of Default. Manager shall be deemed to be in default hereunder upon the happening of any of the following ("Manager's Event of Default"):

          (a) The failure by Manager to keep, observe or perform any covenant, agreement, term or provision of this Agreement to be kept, observed or performed by Manager relating to any of the Properties, and such default shall continue, in full or in part, for a period of ten
     (10) days after written notice thereof by Owner to Manager, including without limitation, the following:

               (i) failure to make any payment or perform any financial obligation required hereby;

              (ii) failure to prepare and present a complete Budget or Business Plan as required hereby;

             (iii) failure to collect Gross Operating Revenue as required hereby;

              (iv) failure to deposit Gross Operating Revenue due Owner as required hereby;

               (v)  failure to maintain the Property as required hereby;

              (vi) an act or omission of Manager in violation of any Applicable Law; or

             (vii)  failure to comply with Owner's Policies and Procedures.

          (b) Notwithstanding paragraph (a), the occurrence of any of the following shall be a Manager's Event of Default and Manager shall not have the right to cure such action:

               (i) The request by Manager of payment of any invoice, whether to itself or a third party, marked-up above cost as prohibited herein.

              (ii) The aggregate operating expenses excluding real estate taxes and improvements as reported for any Property on an accrual basis shall:

                    (x) in any consecutive three-month period exceed by 10% or more the aggregate amount included in the Budget for those same expenses for such three-month period; or

                    (y) in any one-month period exceed by 20% or more the amount included in the Budget for those same expenses for such month.

             (iii) The failure by Manager to meet the standard of care set forth herein for the performance of its duties at any of the Properties.

          (c) The making of a general assignment by Manager for benefit of its creditors, the filing by Manager with any bankruptcy court of competent jurisdiction of a voluntary petition under Title 11 of U.S. Code, as amended from time to time, the filing by Manager of any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, Manager being the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended from time to time, or the dissolution or liquidation of Manager; and

          (d) The misapplication or misappropriation of funds held by Manager in trust for Owner.

          (e)  Any default of Al Feld under the Operating Agreement.

          (f)  Removal of Al Feld under the Operating Agreement.

     7.02 Remedies of Owner. Upon the occurrence of a Manager's Event of Default, Owner shall be entitled (i) to terminate in writing this Agreement effective as of the dale designated by Owner (which may be the date Upon which notice is given), and/or (ii) to pursue any remedy at law or in equity, including without limitation, specific performance. All of Owner's rights and remedies shall be cumulative.

     7.03 Owner's Event of Default. Owner shall be deemed to be in default hereunder (an "Owner's Event of Default") if Owner shall fail to keep, observe or perform any covenant, agreement, term or provision of this Agreement to be kept, observed or performed by Owner, and such default shall continue for a period of thirty (30) days after written notice thereof by Manager to Owner, or if such default cannot be cured within such thirty (30) day period, then such additional period as shall be reasonable, provided Owner commences to cure such default within such thirty (30) day period and proceeds diligently to prosecute such cure to completion.

     7.04 Remedies of Manager. Upon the occurrence of an Owner's Event of Default, Manager shall be entitled (i) to terminate in writing this Agreement effective as of the date designated by Owner which is at least 10 days after receipt of such notice of termination by Owner, and/or
     (ii) to pursue an action for the actual compensatory damages incurred by Manager. Manager expressly agrees that termination and monetary damages are its sole rights and remedies with respect to an Owner's Event of Default and Owner expressly waives and releases the right to seek equitable relief, including specific performance or injunctive relief, and to sue for any consequential or punitive damages.

8.   TERMINATION RIGHTS

     8.01 Expiration of Term. If not sooner terminated, this Agreement shall terminate on the expiration of its term set forth in Section 2 hereof.

     8.02 Termination by Owner Upon Manager Event of Default. Upon a Manager Event of Default, Owner may terminate this Agreement as specified in
     Section 7.02 hereof.

     8.03 Termination by Manager Upon Owner Event of Default. Upon an Owner Event of Default, Manager may terminate this Agreement as specified in
     Section 7.04 hereof.

     8.04 Termination by Owner. Upon removal of Feld under the Operating Agreement this agreement shall terminate.

     8.05 Termination Upon Sale of the Property. If the Property is sold, conveyed or transferred during the term hereof, this Agreement shall terminate.

     8.06 Termination After Initial Term. If the parties hereto agree to continue this Agreement after the initial term hereof, Owner shall then be entitled to terminate this Agreement upon thirty (30) days written notice.

     8.07 Effect of Termination Upon Payment of Fees. Upon the termination of this Agreement for any reason, Manager shall be entitled to its earned, but unpaid fees, for the period prior to the termination. Manager shall not be entitled to any fees relating to the period after the date of termination of this Agreement; provided that in the case of termination by Owner pursuant to Section 8.04, Manager shall be entitled to actual, compensatory damages as specified in Section 7.04.

     8.08 Delivery of Property Upon Termination. Immediately after termination of this Agreement for any reason, Manager shall deliver to or as directed by Owner all funds, checks, keys, lease files, books and records and other Confidential Information to Owner. Immediately after termination, Manager shall leave the Property and cause its employees to leave the Property without causing any damage thereto. Under no circumstances shall any default by Owner give rise to any lien on the Property or give rise to a right of Manager to stay on the Property after the date of termination without the express consent of Owner.

     8.09 Effect of Termination on Park at Highlands. LLC. The termination of this Agreement shall not affect or impair the rights and remedies of the parties to the Operating Agreement of Park at Highlands, LLC under such Operating Agreement, including any right of a party to receive fees, compensation or distributions under such Operating Agreement.

9.   CONFIDENTIALITY

     9.01 Preservation of Confidentiality. In connection with the performance of obligations hereunder, Manager acknowledges that it will have access to "Confidential Information" (as defined below). Manager shall treat such Confidential Information as proprietary to Owner and private, and shall preserve the confidentiality thereof and not disclose, or cause or permit its employees, agents or contractors to disclose, such Confidential Information. Notwithstanding the foregoing, Manager shall have the right to disclose Confidential Information if and to the extent it is required by legal process or by operation of law to disclose any Confidential Information. "Confidential Information" shall mean the books, records, business practices, methods of operations, computer software, financial models, financial information, policies and procedures, and other information relating to Owner and the Property (including any such information relating to the Property generated by the Manager) which are not available to the public.

     9.02 Property Right in Confidential Information. All Confidential Information shall remain the property of Owner and Manager shall have no ownership interest therein.

10.  SURVIVAL OF AGREEMENT

     All indemnity obligations set forth herein, all obligations to pay earned and accrued fees and expenses, all confidentiality obligations, and all obligations to perform and duties accrued prior to the date of termination shall survive the termination of this Agreement.

11.  ENFORCEMENT OF AGREEMENT

     This Agreement, its interpretation, performance and enforcement, and the rights and remedies of the parties hereto, shall be governed and construed by and in accordance with the law of the State in which the Property is located. If any action at law or in equity is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable costs, including attorney's fees, incurred to maintain such action, from the prevailing party.

12.  ASSIGNMENT

     Manager shall not sell, assign or otherwise transfer by operation of law or otherwise all or any part of its rights or obligations under this Agreement. Owner may assign this Agreement to a successor owner of the Property.

13.  NOTICES

     Any notice required by this Agreement shall be deemed to be delivered when delivered, if delivered by overnight courier, personal delivery or registered or certified mail, return receipt requested, addressed to the parties at the following addresses or such changed address as such party may fix by notice thereof:

     If to Owner:   Park at Highlands, LLC
                    c/o Wellsford Residential Property Trust
                    370 17th Street, Suite 3100
                    Denver, CO  80202
                    Attention:  Gareth Y. Hudson
                                Vice President

     If to Manager: The Feld Company
                    4600 S. Ulster Street Parkway, Suite 350
                    Denver, CO  80237
                    Attention: Mr. Al Feld - President

14.  MISCELLANEOUS

     14.01 Captions. The captions of this Agreement are inserted only for the purpose of convenient reference and do not define, limit or prescribe the scope or intent of this Agreement or any part hereof.

     14.02 Schedules. Each schedule attached hereto forms a material part of this Agreement and is incorporated herein by reference.

     14.03 Modifications and Changes. This Agreement cannot be changed or modified except by another agreement in writing, signed by the parties sought to be charged therewith.

     14.04 Entire Agreement. This Agreement embodies the entire understanding of the parties, and there are no further agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof.

     EXECUTED as of the date set forth above.

OWNER:                             MANAGER:

PARK AT HIGHLANDS, LLC             THE FELD COMPANY
                                   a Colorado corporation


By:_________________________________  By:___________________________________
                                      Name:_________________________________
                                      Title:________________________________

                             INDEX TO SCHEDULES

Schedule A - Attachment to All Contracts Executed by Manager on Behalf of
Owner

Schedule B - Owner's Policies and Procedures to be Followed by Manager.

                                 SCHEDULE A

This Agreement and all documents, agreements, understandings and arrangements have been executed or entered into by ________________________________ as agent of Wellsford Residential Property Trust (the "Company") which has been formed as a Maryland real estate investment trust pursuant to a Declaration of Trust dated as of July 10, 1992, as amended, and not individually, and neither the trustees, officers or shareholders of the Company shall be bound or have any personal liability hereunder or thereunder. All persons dealing with the Company shall look solely to the assets of this Agreement and all related documents, agreements, understandings and arrangements and will not seek recourse or commence any action against any of the trustees, officers or shareholders of the Company or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements and transactions between the parties hereto.

                                 SCHEDULE B

          OWNER'S POLICIES AND PROCEDURES TO BE FOLLOWED BY MANAGER

                                  EXHIBIT L

                 PLEDGE AND SECURITY AGREEMENT - FELD TO WPHC


     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of the 27th day of April, 1995, by AL FELD, an individual, having an address of 4600 South Ulster Street, Suite 350, Denver, Colorado 80237 ("Pledgor"), for the benefit of WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation, having an office at 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202 ("Pledgee").

                                  RECITALS

     A. Pledgor is the Manager and a Member of Park at Highlands LLC, a Colorado limited liability company (the "Limited Liability Company"), which Limited Liability Company is governed by its Operating Agreement dated as of April 27, 1995 (the "Operating Agreement"), by and between Pledgee and Pledgor.

     B.   Pledgee is also a Member in the Limited Liability Company.

     C. In order to secure the full payment and performance by Pledgor of all of Pledgor's obligations under the Operating Agreement, as such Operating Agreement may be now or hereafter amended, modified or restated (said obligations under the Operating Agreement are hereinafter referred to as the "Obligations"), Pledgor is entering into this Agreement for the benefit of Pledgee.

                                  AGREEMENT

          NOW, THEREFORE, in consideration of the recitals, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.    Definitions.

          a.   "Collateral" shall mean:

               (i) All of Pledgor's right, title and interest in the ownership interests of Pledgor in Limited Liability Company, whether now owned or hereafter acquired, including, without limitation, its Interest (as defined in the Operating Agreement) in the Limited Liability Company, the right of Pledgor, if any, to any benefits to which Pledgor may be entitled pursuant to the Operating Agreement or the Colorado Limited Liability Company Act, Colo. Rev. Statutes Sections 7-80-101 to 7-80-913, as amended from time to time (the "Act"), and Pledgor's right to receive payments, fees, distributions and allocations under or in connection with the Operating Agreement (whether as Member or as Manager), as such Operating Agreement may be modified or extended from time to time with the consent of the Pledgee; and

               (ii) All proceeds, whether cash proceeds or noncash proceeds, and products of any and all of the foregoing.

          b. "Event of Default" shall mean an event of default described in Section 8 herein.

     2. Pledge of Collateral and Grant of Security Interest. Pledgor does hereby unconditionally and irrevocably assign, pledge, convey, transfer, deliver, set over and grant unto Pledgee, its successors and assigns, as security for Pledgor's complete and timely payment and performance of the Obligations, a continuing first lien security interest under the Uniform Commercial Code of the State of Colorado in the Collateral. Pledgor hereby further grants to Pledgee all rights in the Collateral as are available to a secured party of such collateral under the Uniform Commercial Code of the State of Colorado (being the principal place of business of Pledgor and the location of Pledgor's residence) and, concurrently herewith, shall deliver to Pledgee duly executed UCC-1 financing statements suitable for filing in the State of Colorado with respect to the Collateral.

     3.   Delivery to Pledgee.

          a. Pledgor agrees to execute and to use its best efforts to cause all other necessary parties, and any successors and assigns thereof, to execute and deliver to Pledgee such other agreements, instruments and documentation as Pledgee may reasonably request from time to time to effect the conveyance, transfer, and grant to Pledgee of Pledgor's right, title and interest in and to the Collateral as security for the Obligations.

          b. Concurrently with the execution of this Agreement, Pledgor has caused each of the Members of the Limited Liability Company, other than Pledgee, to execute the Consent to Security Interest and Agreement in the form attached hereto as Schedule A (the "Consent") evidencing the consent of the Members to the assignment of Pledgor's Limited Liability Company interests and their agreement to be bound by Section 4 of this Agreement, and Pledgor covenants to execute, if required by Pledgee, an amendment to the Operating Agreement in such form as Pledgee may reasonably require to reflect the substitution of Pledgee in place of Pledgor as Manager of the Limited Liability Company upon the occurrence of an Event of Default. Pledgor further agrees to execute and to cause the other Members of the Limited Liability Company to execute and deliver to the Pledgee such other agreements, instruments and documentation as Pledgee may reasonably request from time to time to effectuate the conveyance, transfer, assignment and grant to Pledgee of all of Pledgor's right, title and interest in and to the Collateral and to evidence the substitution of the Pledgee in place of Pledgor as Manager in the Limited Liability Company.

     4.   Proceeds and Products of the Collateral.

          a. Notwithstanding any of the foregoing, unless and until there occurs an Event of Default, Pledgee agrees to forbear from exercising its right to receive all benefits pertaining to the Collateral (except as otherwise permitted under the Operating Agreement), and Pledgor shall be permitted to exercise all rights and to receive all benefits of the Collateral, including, without limitation, the right to exercise all voting, approval, consent and similar rights of Pledgor pertaining to the Collateral, payments due under, proceeds, whether cash proceeds or noncash proceeds, and products of the Collateral and to retain and enjoy the same.

     b. Pledgor acknowledges and agrees with Pledgee, that unless Pledgee otherwise consents, in Pledgee's sole discretion, Pledgor shall not exercise any voting, approval, consent or other rights with respect to the Collateral at any time after (i) the occurrence of an Event of Default and (ii) receipt of notice from Pledgee instructing Pledgor not to exercise any such voting, approval, consent or other rights with respect to the Collateral, provided, however, that Pledgor shall exercise any such right it may have under the agreements comprising the Collateral with respect to the business affairs of the Limited Liability Company as is reasonably necessary to protect and preserve the Collateral.

     c. Upon or at any time after the occurrence of an Event of Default, Pledgee, at its option, to be exercised in its sole discretion by written notice to Pledgor, may exercise all rights and remedies granted under this Agreement, including, without limitation, the right to require the obligors under the Collateral to make all payments due under and to pay all proceeds, whether cash proceeds or noncash proceeds, and products of the Collateral to Pledgee. Upon the giving of any such notice, the security constituted by this Agreement shall become immediately enforceable by Pledgee, without any presentment, further demand, protest or other notice of any kind, all of which are hereby expressly and irrevocably waived by Pledgor. Pledgor hereby authorizes and directs each respective obligor under the agreements constituting the Collateral, that upon receipt of written notice from Pledgee of an Event of Default by Pledgor hereunder, to assign, set over, transfer, distribute, pay and deliver any and all Collateral or said payments, proceeds or products of the Collateral to Pledgee, at such address as Pledgee may direct, at such time and in such manner as Collateral and such payments, proceeds and products of the Collateral would otherwise be distributed, transferred, paid or delivered to Pledgor. The respective obligors under the agreements constituting the Collateral shall be entitled to conclusively rely on such notice and make all such assignments and transfers of the Collateral and all such payments with respect to the Collateral and pay all such proceeds and products of the Collateral to Pledgee and shall have no liability to Pledgor for any loss or damage Pledgor may incur by reason of said reliance.

     5. No Assumption. Notwithstanding any of the foregoing, whether or not an Event of Default shall have occurred, and whether or not Pledgee elects to foreclose on its security interest in the Collateral as set forth herein, neither the execution of this Agreement, receipt by Pledgee of any of Pledgor's right, title and interest in and to the Collateral and the payments, proceeds and products of the Collateral, now or hereafter due to Pledgor from any obligor of the Collateral, nor Pledgee's foreclosure of its security interest in the Collateral, shall in any way be deemed to obligate Pledgee to assume any of Pledgor's obligations, duties or liabilities under the Collateral or any agreements constituting the Collateral, as presently existing or as hereafter amended, or under any and all other agreements now existing or hereafter drafted or executed (collectively, the "Pledgor's Liabilities"), unless Pledgee otherwise agrees to assume any or all of Pledgor's Liabilities in writing. In the event of foreclosure by Pledgee of its security interest in the Collateral, Pledgor shall remain bound and obligated to perform the Pledgor's Liabilities to the extent required under the Operating Agreement, and Pledgee shall not be deemed to have assumed any of the Pledgor's Liabilities, except as provided in the preceding sentence. In the event the entity or person acquiring the Collateral at a foreclosure sale elects to assume the Pledgor's Liabilities, such assignee shall agree to be bound by the terms and provisions of the applicable agreement.

     6. Indemnification. Pledgor hereby agrees to indemnify, defend and hold Pledgee, its successors and assigns harmless from and against any and all damages, losses, claims, costs or expenses (including without limitation, reasonable attorneys' fees) and any other liabilities whatsoever that Pledgee or its successors or assigns may incur by reason of Pledgor's failure to comply with the terms and conditions of this Agreement or by reason of any unpermitted assignment of Pledgor's right, title and interest in and to any or all of the Collateral.

     7. Representations, Warranties and Covenants. In addition to the representations made by Pledgor in the Operating Agreement, Pledgor makes the following representations and warranties, and Pledgor covenants and agrees to provide written notices to Pledgee within ten (10) days after Pledgor becomes aware that any of the following is no longer true and correct and to perform diligently all acts reasonably necessary to maintain or restore the truth and correctness, in all material respects, of the following:

          a. Pledgor acknowledges that the Operating Agreement and any other agreements constituting the Collateral, currently are in full force and effect and have not been amended or modified, except by Pledgor and Pledgee in writing.

          b. Pledgor has the full right and title to its interest in the Collateral and has the full power, legal right and authority to pledge, convey, transfer and assign such interest. None of the Collateral is subject to any existing assignment, claim, lien, pledge, transfer or other security interest of any character, or to any attachment, levy, garnishment or other judicial process or to any claim for set-off, counterclaim, deduction or discount. Pledgor shall not, without the prior written consent of Pledgee, which consent may be granted or denied in Pledgee's sole discretion, further convey, transfer, set over or pledge to any party any of its interests in the Collateral. Pledgor agrees to (i) warrant and defend its title to the Collateral and the security interest created by this Agreement against all claims of all persons, and (ii) maintain and preserve the Collateral and such security interests.

          c. The pledge of the Collateral pursuant to this Agreement creates a valid first priority security interest in the Collateral, securing the performance of the Obligations, which security interest shall be perfected upon the filing of the UCC-1 Financing Statements referred to in Paragraph 2 of this Agreement.

          d. Pledgor's Social Security Number is: ###-##-####, and Pledgor's principal residence is located at One Dexter Street, Denver, Colorado 80220.

          e.   Pledgor agrees that it shall not, without at least thirty
     (30) days' prior written notification to Pledgee, move or otherwise change its place of residence.

          f. To the best knowledge of Pledgor, neither the execution and delivery of this Agreement by Pledgor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof
     (i) violate the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Pledgor is a party, or (ii) conflict with any law, order, rule or regulation applicable to Pledgor or any court or any government, regulatory body or administrative agency or other governmental body having jurisdiction over Pledgor or its properties, or (iii) result in or require the creation or imposition of any lien (other than the first priority lien of Pledgee in the Collateral contemplated hereby).

          g. No consent or approval which has not been obtained prior to the date hereof of any other person or entity and no authorization, approval or other action by, and no notice to or filing with any governmental body, regulatory authority or securities exchange, was or is necessary as a condition to the validity of the pledge hereunder of the Collateral and such pledge is effective to vest in the Pledgee the rights of Pledgee in the Collateral as set forth herein.

          h. Pledgor shall comply in all material respects with all requirements of law applicable to the Collateral or any part thereof.

          i. Pledgor shall pay and discharge all taxes, assessments and governmental charges or levies against any Collateral prior to delinquency thereof and shall keep all Collateral free of all unpaid charges whatsoever.

     8. Event of Default. Each of the following shall constitute an Event of Default hereunder:

          a. A breach of any representation, warranty, covenant or obligation of Pledgor shall have occurred under the Operating Agreement and such breach shall not have been cured within any applicable grace period provided therein; or

          b. Any warranty, representation or statement of the Pledgor in this Agreement proves to have been false in any material respect when made or furnished; or

          c. There occurs the issuance of a writ, order of attachment or garnishment with respect to any of the Collateral and such writ, order of attachment or garnishment is not dismissed and removed within thirty
     (30) days thereafter; or

          d. A material breach or violation of any covenant or agreement contained herein shall have occurred, which is not cured within thirty
     (30) days after notice has been given to Pledgor by Pledgee.

     Any Event of Default under this Agreement shall be an event of default by Pledgor under the Operating Agreement.

     9.   Remedies.

          a. Upon the occurrence of an Event of Default, Pledgee may by giving notice of such Event of Default, at its option, do any one or more of the following:

          (i) Take control of the Collateral and thereafter exercise all rights and powers of Pledgor with respect to the Collateral; and

          (ii) Without notice to or demand upon Pledgor, make such payments and do such acts as Pledgee may deem necessary to protect its security interest in the Collateral, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith; and

          (iii) Require Pledgor to take all actions necessary to deliver such Collateral to Pledgee, or an agent or representative designated by Pledgee; and

          (iv) Foreclose upon this Agreement as herein provided or in any commercially reasonable manner permitted by law, and exercise any and all of the rights and remedies conferred upon Pledgee by the Operating Agreement, or in any other document executed by Pledgor in connection with the Obligations secured hereby; and sell or cause to be sold the Collateral, without affecting in any way the rights or remedies to which Pledgee may be entitled under the other such instruments; and

          (v) Sell or otherwise dispose of the Collateral at public sale, without having the Collateral at the place of sale, and upon terms and in such manner as is commercially reasonable, may determine. Pledgee may be a purchaser at any sale; and

          (vi) Exercise any remedies of a secured party under the Uniform Commercial Code of the State of Colorado or any other applicable law; and

          (vii) Exercise any remedies available to Pledgee under the Operating Agreement, including, but not limited to, the removal of the Pledgor as the Manager and a Member of the Limited Liability Company and exercise of any rights of offset in favor of Pledgee as the Manager and a Member of the Limited Liability Company; and

          (viii) Notwithstanding anything to the contrary contained in this Agreement, at any time after an Event of Default Pledgee may, by delivering written notice to the Limited Liability Company and to the Pledgor, succeed, or designate its nominee or designee to succeed, to all right, title and interest of Pledgor (including, without limitation, the right, if any, to vote on or take any action with respect to the matters of the Limited Liability Company) as the Manager and/or a Member of the Limited Liability Company in respect of the Collateral. Pledgor hereby irrevocably authorizes and directs the Limited Liability Company on receipt of any such notice (a) to deem and treat Pledgee or such nominee or designee in all respects as the Manager and/or a Member (and not merely an assignee of the Manager and/or a Member) of such Limited Liability Company, entitled to exercise all the rights, powers and privileges (including the right to vote on or take any action with respect to Limited Liability Company matters pursuant to the Operating Agreement, to receive all distributions, to be credited with the capital account and to have all other rights, powers and privileges appertaining to the Collateral to which Pledgor would have been entitled had the Collateral not been transferred to Pledgee or such nominee or designee), and (b) to file amended Articles of Organization for such Limited Liability Company, if required, admitting Pledgee or such nominee or designee as the Manager and/or a Member of the Limited Liability Company in place of Pledgor; and

          (ix) The rights granted to Pledgee under this Agreement are of a special, unique, unusual and extraordinary character. The loss of any of such rights cannot be reasonably or adequately compensated by way of damages in any action at law, and any material breach by Pledgor of any of Pledgor's covenants, agreements, obligations representations or warranties under this Agreement will cause Pledgee irreparable injury and damage. In the event of any such breach, Pledgee shall be entitled, as a matter of right, to injunctive relief or other equitable relief in any court of competent jurisdiction to prevent the violation or contravention of any of the provisions of this Agreement or to compel compliance with the terms of this Agreement by Pledgor. Pledgee is absolutely and irrevocably authorized and empowered by Pledgor to demand specific performance of each of the covenants, agreements, representations and warranties of Pledgor in this Agreement. Pledgor hereby irrevocably waives any defense based on the adequacy of any remedy at law which might otherwise be asserted by Pledgor as a bar to the remedy of specific performance in any action brought by Pledgee against Pledgor to enforce any of the covenants or agreements of Pledgor in this Agreement.

          b. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Pledgee shall give Pledgor at least ten (10) days' prior written notice of the time and place of any public sale of the Collateral subject to this Agreement or other intended disposition thereof to be made. Such notice shall be conclusively deemed to have been delivered to Pledgor at the address set forth in subsection 7(d) of this Agreement, unless Pledgor shall notify Pledgee in writing of any change of its place of residence and provide Pledgee with the address of its new place of residence.

          c. The proceeds of any sale under Subsections 9(a)(iv) and (v) above shall be applied as follows:

          (i) To the repayment of all reasonable costs and expenses of retaking, holding and preparing for the sale and the selling of the Collateral (including actual reasonable legal expenses and attorneys' fees) and the discharge of all assessments, encumbrances, charges or liens, if any, on the Collateral prior to the lien hereof (except any taxes, assessments, encumbrances, charges or liens subject to which such sale shall have been made);

          (ii) To the payment of the whole amount, if any, of the Obligations, as and when the same become due; and

          (iii) The aggregate surplus, if any, shall be paid to Pledgor in a lump sum, without recourse to Pledgee, or as a court of competent jurisdiction may direct.

          d. Pledgee shall have the right to enforce one or more remedies under this Agreement and under the Operating Agreement, successively or concurrently, and such action shall not operate to estop or prevent Pledgee from pursuing any further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Pledgor until full payment of any deficiency has been made in cash.

          e. PLEDGOR ACKNOWLEDGES THAT PLEDGEE MAY BE UNABLE TO EFFECT A PUBLIC SALE OF ALL OR ANY PART OF THE COLLATERAL AND MAY BE COMPELLED TO RESORT TO ONE OR MORE PRIVATE SALES TO A RESTRICTED GROUP OF PURCHASERS WHO WILL BE OBLIGATED TO AGREE, AMONG OTHER THINGS, TO ACQUIRE THE COLLATERAL FOR ITS OWN ACCOUNT, FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE THEREOF. PLEDGOR FURTHER ACKNOWLEDGES THAT ANY SUCH PRIVATE SALES MAY BE AT PRICES AND ON TERMS LESS FAVORABLE THAN THOSE OF PUBLIC SALES, AND AGREES THAT PROVIDED SUCH PRIVATE SALES ARE MADE IN A COMMERCIALLY REASONABLE MANNER, PLEDGEE SHALL HAVE NO OBLIGATION TO DELAY SALE OF ANY COLLATERAL TO PERMIT THE ISSUER THEREOF TO REGISTER IT FOR PUBLIC SALE UNDER THE SECURITIES ACT OF 1933. PLEDGOR AGREES THAT PLEDGEE SHALL BE PERMITTED TO TAKE SUCH ACTIONS AS PLEDGEE DEEMS REASONABLY NECESSARY IN DISPOSING OF THE COLLATERAL TO AVOID CONDUCTING A PUBLIC DISTRIBUTION OF SECURITIES IN VIOLATION OF THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AS NOW ENACTED OR AS THE SAME MAY IN THE FUTURE BE AMENDED, PROVIDED THAT ANY SUCH ACTIONS SHALL BE COMMERCIALLY REASONABLE. IN ADDITION, PLEDGOR AGREES TO EXECUTE, FROM TIME TO TIME, ANY AMENDMENT TO THIS AGREEMENT OR OTHER DOCUMENT AS PLEDGEE MAY REASONABLY REQUIRE TO EVIDENCE THE ACKNOWLEDGEMENTS AND CONSENTS OF PLEDGOR SET FORTH IN THIS SECTION.

     10. Attorneys Fees. Pledgor agrees to pay to Pledgee, without demand, reasonable attorneys' fees and all reasonable costs and other reasonable expenses which Pledgee expends or incurs in collecting any amounts payable by Pledgor with respect to an Event of Default, hereunder or in enforcing this Agreement against Pledgor whether or not suit is filed.

     11. Further Documentation. Pledgor hereby agrees to execute, from time to time, one or more financing statements and such other instruments as may be required to perfect the security interest created hereby, including any continuation or amendments of such financing statements, and pay the cost of filing or recording the same in the public records specified by Pledgee.

     12. Waiver and Estoppel. Pledgor represents and acknowledges that it knowingly waives each and every one of the following rights, and agrees that it will be estopped from asserting any argument to the contrary: (a) any promptness in making any claim or demand hereunder; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Pledgor; (c) any defense based upon an election of remedies by Pledgee which destroys or otherwise impairs any or all of the Collateral; (d) the right of Pledgor to proceed against Pledgee or any other person, for reimbursement; and (e) all duty or obligation of the Pledgee to perfect, protect, retain or enforce any security for the payment of amounts payable by Pledgor hereunder.

TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY TO THIS AGREEMENT SEVERALLY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM BROUGHT BY ANY PARTY TO THIS AGREEMENT ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT.

     No delay or failure on the part of Pledgee in the exercise of any right or remedy against Pledgor or any other party against whom Pledgee may have any rights, shall operate as a waiver of any agreement or obligation contained herein, and no single or partial exercise by Pledgee of any rights or remedies hereunder shall preclude other or further exercise thereof or other exercise of any other right or remedy whether contained in this Agreement or in any of the other documents regarding the Obligations, including without limitation the Operating Agreement. No waiver of the rights of Pledgee hereunder or in connection herewith and no release of Pledgor shall be effective unless executed in writing by Pledgee. No actions of Pledgee permitted under this Agreement shall in any way impair or affect the enforceability of any agreement or obligation contained herein.

     13. Independent Obligations. The obligations of Pledgor are independent of the obligations of any other party which may be initially or otherwise responsible for performance or payment of the Obligations, and a separate action or actions for payment, damages or performance may be brought and prosecuted by Pledgee against Pledgor, individually, for the full amount of the Obligations then due and payable, whether or not an action is brought against any other party, whether or not Pledgee is involved in any proceedings and whether or not Pledgee or Pledgor or other person is joined in any action or proceedings.

     14. No Offset Rights of Pledgor. No lawful act of commission or omission of any kind or at any time upon the part of Pledgee shall in any way affect or impair the rights of Pledgee to enforce any right, power or benefit under this Agreement, and no set-off, recoupment, reduction or diminution of any obligation which Pledgor has or may have against Pledgee or against any other party shall be available against Pledgee in any suit or action brought by Pledgee to enforce any right, power or benefit under this Agreement.

     15. Power of Attorney. Pledgor hereby appoints Pledgee as his attorney-in-fact to execute and file, effective upon the occurrence of an Event of Default, on his behalf any financing statements, continuation statements or other documentation required to perfect or continue the security interest created hereby. This power, being coupled with an interest, shall be irrevocable until all amounts secured hereby have been paid, satisfied and discharged in full. Pledgor acknowledges and agrees that the exercise by Pledgee of its rights under this Section 15 will not be deemed a satisfaction of the amounts owed Pledgee unless Pledgee so elects in writing.

     16. GOVERNING LAW. THE PARTIES HERETO AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. SUCH PARTIES FURTHER AGREE THAT IN THE EVENT OF DEFAULT, THIS AGREEMENT MAY BE ENFORCED IN THE DISTRICT COURT IN AND FOR THE CITY AND COUNTY OF DENVER, STATE OF COLORADO AND THEY DO HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT REGARDLESS OF THEIR RESIDENCE OR WHERE THIS AGREEMENT MAY BE EXECUTED.

     17. Successors and Assigns. All agreements, covenants, conditions and provisions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, personal representatives successors and assigns of the parties hereto.

     18. Notices. Whenever any party hereto shall desire to, or be required to, give or serve any notice, demand, request or other communication with respect to this Agreement, each such notice, demand, request or communication shall be in writing and shall be effective only if the same is delivered by personal service (including, without limitation, courier or express service) or mailed certified or registered mail, postage prepaid, return receipt requested, or sent by telegram to the parties at the addresses shown throughout this Agreement or such other addresses which the parties may provide to one another in accordance herewith. If notice is sent to Pledgee, a copy of such notice shall also be given to Wayne H. Hykan, Esq., Brownstein Hyatt Farber & Strickland, P.C., 410 17th Street, Suite 2222, Denver, Colorado 80202. If notice is sent to Pledgor, a copy of such notice shall also be given to Alan B. Lottner, Esq., Haligman & Lottner, First Interstate Tower North, 633 Seventeenth Street, Suite 2700, Denver, Colorado 80202-3635. Notices delivered personally will be effective upon delivery to an authorized representative of the party at the designated address; notices sent by mail in accordance with the above paragraph will be effective upon execution of the Return Receipt Requested.

     19. Consent of Pledgor. Pledgor consents to the exercise by Pledgee of any rights of Pledgor in accordance with the provisions of this Agreement.

     20. Severability. Every provision of this Agreement is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

     21. Amendment. This Agreement may be modified or rescinded only by a writing expressly relating to this Agreement and signed by all of the parties.

     22. Termination. This Agreement shall terminate, and shall be of no further force or effect, upon the earlier to occur of the following: (i) full payment and performance of the Obligations of the Pledgor, (ii) acquisition by Pledgor or an affiliate of Pledgor of 100% ownership interest in the Limited Liability Company, or (iii) upon the mutual consent of Pledgor and Pledgee.

     23. Certain Matters with respect to Wellsford Residential Property Trust. This Agreement and all documents, agreements, understandings and arrangements relating to this transaction have been executed by the undersigned on behalf of Pledgee in his/her capacity as an officer or director of Pledgee, and not individually, and neither the directors, officers or shareholders of Pledgee shall be bound by or have any personal liability hereunder or thereunder. The parties to this Agreement shall look solely to the assets of Pledgee for satisfaction of any liability of Pledgee in respect of this Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the directors, officers or shareholders of Pledgee or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to all and any future documents, agreements, understandings, arrangements and transactions between the parties hereto with respect to the Collateral or this Agreement.

                          [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

               PLEDGOR:       ______________________________________________
                              Al Feld

               PLEDGEE: WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation


                              By:___________________________________________
                                   Name:____________________________________
                                   Title:___________________________________

STATE OF ____________    )
                         ) ss.
COUNTY OF ___________    )

     The foregoing instrument was acknowledged before me this __ day of __________________, 1995, by Al Feld.

     WITNESS my hand and official seal.

     My commission expires:  ______________________________________.
     Address:

                                   ________________________________
     (SEAL)                        Notary Public

STATE OF ____________    )
                         ) ss.
COUNTY OF ___________    )

     The foregoing instrument was acknowledged before me this _____ day of __________, 199__, by _________________________ as _______________ of
Wellsford Park Highlands Corp., a Colorado corporation.

     WITNESS my hand and official seal.

     My commission expires:  _____________________________________.
     Address:

                                   _________________________________________
(SEAL)                             Notary Public

                                  EXHIBIT A

                 CONSENT TO SECURITY INTEREST AND AGREEMENT
                               OF THE MEMBERS
                          OF PARK AT HIGHLANDS LLC,
                    a Colorado Limited Liability Company

     The undersigned, being all the members of PARK AT HIGHLANDS LLC, a Colorado limited liability company (the "Limited Liability Company") hereby represent and certify to Wellsford Park Highlands Corp., a Colorado corporation (the "Secured Party") as follows:

     1. The Limited Liability Company has received notice from the Secured Party that the Secured Party has a security interest in the following collateral ("Collateral") registered to Al Feld (the "Debtor"):

               (i) All of the right, title and interest of the Debtor in the Limited Liability Company, whether now owned or hereafter acquired, including, without limitation, the Debtor's Interest (as defined in the Operating Agreement) in the Limited Liability Company and its right to receive payments, fees, distributions and allocations under or in connection with the Operating Agreement (whether as Member or as Manager), as such Operating Agreement may be modified or extended from time to time with the consent of the Secured Parties; and

               (ii) All proceeds, whether cash proceeds or noncash proceeds, and products of any and all of the foregoing.

     2. Other than the notice from the Secured Party referred to above, the Limited Liability Company has not received any notice from any entity or person claiming an adverse claim against, lien on or security interest in the Collateral.

     3. The security interest of the Secured Party referred to above was duly registered in the books and records of the Limited Liability Company effective April 27, 1995.

     4. Interests in the Limited Liability Company, whether as Member or as Manager, are not represented in any certificate, instrument or document, and such interest may be assigned, transferred or pledged without the party receiving such assignment, transfer or pledge taking physical possession of any certificate, instrument or document.

     The Members hereby consent to the execution and delivery of the Pledge and Security Agreement by the Debtor and agree hereby to be bound by Section 4 thereof to assign, set over, transfer, distribute, pay and deliver the Collateral and any and all payments, proceeds or products due to Debtor under the Collateral to the Secured Party.

     The Members hereby consent to the admission of the Secured Party (or its nominee, designee or any person acquiring its interest under the Pledge and Security Agreement), as a Manager of the Limited Liability Company upon receipt of notice by the Secured Party of an Event of Default by the Debtor thereunder, and (ii) that the Secured Party or such nominees, designees or persons acquiring the Secured Party's interest thereunder shall not be deemed to have assumed any of Debtor's liability by virtue of such admission as the Manager of the Limited Liability Company.

     This Agreement and all documents, agreements, understandings and arrangements relating to this transaction have been executed by the undersigned on behalf of the Secured Party in his/her capacity as an officer or trustee of the Secured Party, and not individually, and neither the directors, officers or shareholders of the Secured Party shall be bound by or have any personal liability hereunder or thereunder. The parties to this Agreement shall look solely to the assets of the Secured Party for satisfaction of any liability of the Secured Party in respect of this Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the directors, officers or shareholders of the Secured Party or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to all and any future documents, agreements, understandings, arrangements and transactions between the parties hereto with respect to the Collateral or this Agreement.

     EXECUTED as of the date set forth above.

          MEMBERS: WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation



                              By:___________________________________________
                                   Name:____________________________________
                                   Title:___________________________________



                              ______________________________________________
                              AL FELD, an individual

AGREED TO AND CONCURRED:

SOLE MANAGER


_______________________________
AL FELD

                                  EXHIBIT M

                        PLEDGE AND SECURITY AGREEMENT


          THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of the 27th day of April, 1995, by WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation, having an office at 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202 ("Pledgor"), for the benefit of AL FELD, an individual, having an address of 4600 South Ulster Street, Suite 350, Denver, Colorado 80237 ("Pledgee").


                                  RECITALS

     A. Pledgor is a Member of Park at Highlands LLC, a Colorado limited liability company (the "Limited Liability Company"), which Limited Liability Company is governed by its Operating Agreement dated as of April 27, 1995 (the "Operating Agreement"), by and between Pledgor and Pledgee.

     B. Pledgee also is a Member, as well as the Manager, in the Limited Liability Company.

     C. In order to secure the full payment and performance by Pledgor of all of Pledgor's obligations under the Operating Agreement, as such Operating Agreement may be now or hereafter amended, modified or restated (said obligations under the Operating Agreement are hereinafter referred to as the "Obligations"), Pledgor is entering into this Agreement for the benefit of Pledgee.


                                  AGREEMENT

          NOW, THEREFORE, in consideration of the recitals, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


     1.   Definitions.

          a.   "Collateral" shall mean:

               (i) All of Pledgor's right, title and interest in the ownership interests of Pledgor in the Limited Liability Company, whether now owned or hereafter acquired, including, without limitation, its Interest (as defined in the Operating Agreement) in the Limited Liability Company, the right of Pledgor, if any, to any benefits to which Pledgor may be entitled pursuant to the Operating Agreement or the Colorado Limited Liability Company Act, Colo. Rev. Stat. Sections 7-80-101 to 7-80-913, as amended from time to time (the "Act"), and Pledgor's right to receive payments, fees, distributions and allocations under or in connection with the Operating Agreement (whether as Member or as Manager), as such Operating Agreement may be modified or extended from time to time with the consent of the Pledgee; and

              (ii) All proceeds, whether cash proceeds or noncash proceeds, and products of any and all of the foregoing.

          b.   "Event of Default" shall mean an event of default described in
Section 8 herein.


     2. Pledge of Collateral and Grant of Security Interest. Pledgor does hereby unconditionally and irrevocably assign, pledge, convey, transfer, deliver, set over and grant unto Pledgee, its successors and assigns, as security for Pledgor's complete and timely payment and performance of the Obligations, a continuing first lien security interest under the Uniform Commercial Code of the State of Colorado in the Collateral. Pledgor hereby further grants to Pledgee all rights in the Collateral as are available to a secured party of such collateral under the Uniform Commercial Code of the State of Colorado (being the principal place of business of Pledgor) and, concurrently herewith, shall deliver to Pledgee duly executed UCC-1 financing statements suitable for filing in the State of Colorado with respect to the Collateral.


     3.   Delivery to Pledgee.

          a. Pledgor agrees to execute and to use its best efforts to cause all other necessary parties, and any successors and assigns thereof, to execute and deliver to Pledgee such other agreements, instruments and documentation as Pledgee may reasonably request from time to time to effect the conveyance, transfer, and grant to Pledgee of Pledgor's right, title and interest in and to the Collateral as security for the Obligations.

          b. Concurrently with the execution of this Agreement, Pledgor has caused each of the Members of the Limited Liability Company, other than Pledgee, to execute the Consent to Security Interest and Agreement in the form attached hereto as Schedule A (the "Consent") evidencing the consent of the Members to the assignment of Pledgor's Limited Liability Company interests and their agreement to be bound by Section 4 of this Agreement. Pledgor further agrees to execute and to cause the other Members of the Limited Liability Company to execute and deliver to Pledgee such other agreements, instruments and documentation as Pledgee may reasonably request from time to time to effectuate the conveyance, transfer, assignment and grant to Pledgee of all of Pledgor's right, title and interest in and to the Collateral.


     4.   Proceeds and Products of the Collateral.

          a. Notwithstanding any of the foregoing, unless and until there occurs an Event of Default, Pledgee agrees to forbear from exercising his right to receive all benefits pertaining to the Collateral (except as otherwise permitted under the Operating Agreement), and Pledgor shall be permitted to exercise all rights and to receive all benefits of the Collateral, including, without limitation, the right to exercise all voting, approval, consent and similar rights of Pledgor pertaining to the Collateral, payments due under, proceeds, whether cash proceeds or noncash proceeds, and products of the Collateral and to retain and enjoy the same.

          b. Pledgor acknowledges and agrees with Pledgee, that unless Pledgee otherwise consents, in Pledgee's sole discretion, Pledgor shall not exercise any voting, approval, consent or other rights with respect to the Collateral at any time after (i) the occurrence of an Event of Default and
(ii) receipt of notice from Pledgee instructing Pledgor not to exercise any such voting, approval, consent or other rights with respect to the Collateral, provided, however, that Pledgor shall exercise any such right it may have under the agreements comprising the Collateral with respect to the business affairs of the Limited Liability Company as is reasonably necessary to protect and preserve the Collateral.

          c. Upon or at any time after the occurrence of an Event of Default, Pledgee, at his option to be exercised in his sole discretion by written notice to Pledgor, may exercise all rights and remedies granted under this Agreement, including, without limitation, the right to require the obligors under the Collateral to make all payments due under and to pay all proceeds, whether cash proceeds or noncash proceeds, and products of the Collateral to Pledgee. Upon the giving of any such notice, the security constituted by this Agreement shall become immediately enforceable by Pledgee, without any presentment, further demand, protest or other notice of any kind, all of which are hereby expressly and irrevocably waived by Pledgor. Pledgor hereby authorizes and directs each respective obligor under the agreements constituting the Collateral, that upon receipt of written notice from Pledgee of an Event of Default by Pledgor hereunder, to assign, set over, transfer, distribute, pay and deliver any and all Collateral or said payments, proceeds or products of the Collateral to Pledgee, at such address as Pledgee may direct, at such time and in such manner as the Collateral and such payments, proceeds and products of the Collateral would otherwise be distributed, transferred, paid or delivered to Pledgor. The respective obligors under the agreements constituting the Collateral shall be entitled to conclusively rely on such notice and make all such assignments and transfers of the Collateral and all such payments with respect to the Collateral and pay all such proceeds and products of the Collateral to Pledgee and shall have no liability to Pledgor for any loss or damage Pledgor may incur by reason of said reliance.


     5. No Assumption. Notwithstanding any of the foregoing, whether or not an Event of Default shall have occurred, and whether or not Pledgee elects to foreclose on his security interest in the Collateral as set forth herein, neither the execution of this Agreement, receipt by Pledgee of any of Pledgor's right, title and interest in and to the Collateral and the payments, proceeds and products of the Collateral, now or hereafter due to Pledgor from any obligor of the Collateral, nor Pledgee's foreclosure of his security interest in the Collateral, shall in any way be deemed to obligate Pledgee to assume any of Pledgor's obligations, duties or liabilities under the Collateral or any agreements constituting the Collateral, as presently existing or as hereafter amended, or under any and all other agreements now existing or hereafter drafted or executed (collectively, the "Pledgor's Liabilities"), unless Pledgee otherwise agrees to assume any or all of the Pledgor's Liabilities in writing. In the event of foreclosure by Pledgee of his security interest in the Collateral, Pledgor shall remain bound and obligated to perform the Pledgor's Liabilities to the extent required under the Operating Agreement and Pledgee shall not be deemed to have assumed any of the Pledgor's Liabilities, except as provided in the preceding sentence. In the event the entity or person acquiring the Collateral at a foreclosure sale elects to assume the Pledgor's Liabilities, such assignee shall agree to be bound by the terms and provisions of the applicable agreement.


     6. Indemnification. Pledgor hereby agrees to indemnify, defend and hold Pledgee, his successors and assigns harmless from and against any and all damages, losses, claims, costs or expenses (including without limitation, reasonable attorneys' fees) and any other liabilities whatsoever that Pledgee or his successors or assigns may incur by reason of Pledgor's failure to comply with the terms and conditions of this Agreement or by reason of any unpermitted assignment of Pledgor's right, title and interest in and to any or all of the Collateral.


     7. Representations, Warranties and Covenants. In addition to the representations made by Pledgor in the Operating Agreement, if any, Pledgor makes the following representations and warranties, which shall be deemed to be continuing representations and warranties, and Pledgor covenants and agrees to provide written notice to Pledgee within ten (10) days after Pledgor becomes aware that any of the following is no longer true and correct and to perform diligently all acts reasonably necessary to maintain or restore the truth and correctness, in all material respects, of the following:

          a. Pledgor acknowledges that the Operating Agreement and any other agreements constituting the Collateral, currently are in full force and effect and have not been amended or modified, except by Pledgor and Pledgee in writing.

          b. Pledgor has the full right and title to its interest in the Collateral and has the full power, legal right and authority to pledge, convey, transfer and assign such interest. None of the Collateral is subject to any existing assignment, claim, lien, pledge, transfer or other security interest of any character, or to any attachment, levy, garnishment or other judicial process or to any claim for set-off, counterclaim, deduction or discount. Pledgor shall not, without the prior written consent of Pledgee, which consent may be granted or denied in Pledgee's sole discretion, further convey, transfer, set over or pledge to any party any of its interests in the Collateral. Pledgor agrees to (i) warrant and defend its title to the Collateral and the security interest created by this Agreement against all claims of all persons, and (ii) maintain and preserve the Collateral and such security interests.

          c. The pledge of the Collateral pursuant to this Agreement creates a valid first priority security interest in the Collateral, securing the performance of the Obligations, which security interest shall be perfected upon the filing of the UCC-1 Financing Statements referred to in Paragraph 2 of this Agreement.

          d.   Pledgor's Employer Identification number is:      Applied For
 . Pledgor's principal place of business is located at: 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202.

          e. Pledgor agrees that it shall not, without at least thirty (30) days' prior written notification to Pledgee, move or otherwise change its principal place of business.

          f. To the best knowledge of Pledgor, neither the execution and delivery of this Agreement by Pledgor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violate the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Pledgor is a party, or
(ii) conflict with any law, order, rule or regulation applicable to Pledgor or any court or any government, regulatory body or administrative agency or other governmental body having jurisdiction over Pledgor or its properties, or (iii) result in or require the creation or imposition of any lien (other than the first priority lien of Pledgee in the Collateral contemplated hereby).

          g. No consent or approval which has not been obtained prior to the date hereof of any other person or entity and no authorization, approval or other action by, and no notice to or filing with any governmental body, regulatory authority or securities exchange, was or is necessary as a condition to the validity of the pledge hereunder of the Collateral and such pledge is effective to vest in the Pledgee the rights of the Pledgee in the Collateral as set forth herein.

          h. Pledgor shall comply in all material respects with all requirements of law applicable to the Collateral or any part thereof.

         i. Pledgor shall pay and discharge all taxes, assessments and governmental charges or levies against any Collateral prior to delinquency thereof and shall keep all Collateral free of all unpaid charges whatsoever.


     8. Event of Default. Each of the following shall constitute an Event of Default hereunder:

          a. A failure of Pledgor to make a Capital Contribution pursuant to the Operating Agreement within thirty (30) days of receipt by Pledgor of written demand from Pledgee, provided that the fact that such amount is due and payable is not in dispute, or that any dispute has been finally determined by a court having jurisdiction or through another means that is mutually acceptable to the Pledgor and Pledgee; or

          b. Any warranty, representation or statement of the Pledgor in this Agreement proves to have been false in any material respect when made or furnished; or

          c. There occurs the issuance of a writ, order of attachment or garnishment with respect to any of the Collateral and such writ, order of attachment or garnishment is not dismissed and removed within thirty (30) days thereafter.

          d. A material breach or violation of any covenant or agreement contained herein shall have occurred, which is not cured within thirty (30) days after notice has been given to Pledgor by Pledgee.

     Any Event of Default under this Agreement shall be an event of default by Pledgor under the Operating Agreement.


     9.   Remedies.

          a. Upon the occurrence of an Event of Default, Pledgee may, by giving notice of such Event of Default, at his option, do any one or more of the following:

              (i) Take control of the Collateral, collect, and thereafter exercise all rights and powers of Pledgor with respect to the Collateral; and

             (ii) Without notice to or demand upon Pledgor, make such payments and do such acts as Pledgee may deem necessary to protect his security interest in the Collateral, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith; and

            (iii) Require Pledgor to take all actions necessary to deliver such Collateral to Pledgee, or an agent or representative designated by Pledgee; and

             (iv) Foreclose upon this Agreement as herein provided or in any commercially reasonable manner permitted by law, and exercise any and all of the rights and remedies conferred upon Pledgee by the Operating Agreement, or in any other document executed by Pledgor in connection with the Obligations secured hereby; and sell or cause to be sold the Collateral, without affecting in any way the rights or remedies to which Pledgee may be entitled under the other such instruments; and

              (v) Sell or otherwise dispose of the Collateral at public sale, without having the Collateral at the place of sale, and upon terms and in such manner as is commercially reasonable; Pledgee may be a purchaser at any sale; and

             (vi) Exercise any remedies of a secured party under the Uniform Commercial Code of the State of Colorado or any other applicable law; and

            (vii) Exercise any remedies available to Pledgee under the Operating Agreement; and

           (viii) Notwithstanding anything to the contrary contained in this Agreement, at any time after an Event of Default Pledgee may, by delivering written notice to the Limited Liability Company and to Pledgor, succeed, or designate its nominee or designee to succeed, to all right, title and interest of Pledgor (including, without limitation, the right, if any, to vote on or take any action with respect to the matters of the Limited Liability Company) as a Member of the Limited Liability Company in respect of the Collateral. Pledgor hereby irrevocably authorizes and directs the Limited Liability Company on receipt of any such notice (a) to deem and treat Pledgee or such nominee or designee in all respects as a Member (and not merely an assignee of a Member) of such Limited Liability Company, entitled to exercise all the rights, powers and privileges (including the right to vote on or take any action with respect to Limited Liability Company matters pursuant to the Operating Agreement, to receive all distributions, to be credited with the capital account and to have all other rights, powers and privileges appertaining to the Collateral to which Pledgor would have been entitled had the Collateral not been transferred to Pledgee or such nominee or designee), and (b) to file amended Articles of Organization for such Limited Liability Company, if required, admitting Pledgee or such nominee or designee as a Member of the Limited Liability Company in place of Pledgor; and

             (ix) The rights granted to Pledgee under this Agreement are of a special, unique, unusual and extraordinary character. The loss of any of such rights cannot be reasonably or adequately compensated by way of damages in any action at law, and any material breach by Pledgor of any of Pledgor's covenants, agreements, obligations, representations or warranties under this Agreement will cause Pledgee irreparable injury and damage. In the event of any such breach, Pledgee shall be entitled, as a matter of right, to injunctive relief or other equitable relief in any court of competent jurisdiction to prevent the violation or contravention of any of the provisions of this Agreement or to compel compliance with the terms of this Agreement by Pledgor. Pledgee is absolutely and irrevocably authorized and empowered by Pledgor to demand specific performance of each of the covenants, agreements, representations and warranties of Pledgor in this Agreement. Pledgor hereby irrevocably waives any defense based on the adequacy of any remedy at law which might otherwise be asserted by Pledgor as a bar to the remedy of specific performance in any action brought by Pledgee against Pledgor to enforce any of the covenants or agreements of Pledgor in this Agreement.

          b. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Pledgee shall give Pledgor at least ten (10) days' prior written notice of the time and place of any public sale of the Collateral subject to this Agreement or other intended disposition thereof to be made. Such notice shall be conclusively deemed to have been delivered to Pledgor at the address set forth in subsection 7(d) of this Agreement, unless Pledgor shall notify Pledgee in writing of any change of its principal place of business and provide Pledgee with the address of its new place of business.

          c. The proceeds of any sale under subsections 9(a)(iv) and (v) above shall be applied as follows:

              (i) To the repayment of all reasonable costs and expenses of retaking, holding and preparing for the sale and the selling of the Collateral (including actual reasonable legal expenses and attorneys' fees) and the discharge of all assessments, encumbrances, charges or liens, if any, on the Collateral prior to the lien hereof (except any taxes, assessments, encumbrances, charges or liens subject to which such sale shall have been made);

             (ii) To the payment of the whole amount, if any, of the Obligations, as and when the same become due; and

            (iii) The aggregate surplus, if any, shall be paid to Pledgor in a lump sum, without recourse to Pledgee, or as a court of competent jurisdiction may direct.

          d. Pledgee shall have the right to enforce one or more remedies under this Agreement and under the Operating Agreement, successively or concurrently, and such action shall not operate to estop or prevent Pledgee from pursuing any further remedy which he may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Pledgor until full payment of any deficiency has been made in cash.

          e. PLEDGOR ACKNOWLEDGES THAT PLEDGEE MAY BE UNABLE TO EFFECT A PUBLIC SALE OF ALL OR ANY PART OF THE COLLATERAL AND MAY BE COMPELLED TO RESORT TO ONE OR MORE PRIVATE SALES TO A RESTRICTED GROUP OF PURCHASERS WHO WILL BE OBLIGATED TO AGREE, AMONG OTHER THINGS, TO ACQUIRE THE COLLATERAL FOR THEIR OWN ACCOUNT, FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE THEREOF. PLEDGOR FURTHER ACKNOWLEDGES THAT ANY SUCH PRIVATE SALES MAY BE AT PRICES AND ON TERMS LESS FAVORABLE THAN THOSE OF PUBLIC SALES, AND AGREES THAT PROVIDED SUCH PRIVATE SALES ARE MADE IN A COMMERCIALLY REASONABLE MANNER, PLEDGEE SHALL HAVE NO OBLIGATION TO DELAY SALE OF ANY COLLATERAL TO PERMIT THE ISSUER THEREOF TO REGISTER IT FOR PUBLIC SALE UNDER THE SECURITIES ACT OF 1933. PLEDGOR AGREES THAT PLEDGEE SHALL BE PERMITTED TO TAKE SUCH ACTIONS AS PLEDGEE DEEMS REASONABLY NECESSARY IN DISPOSING OF THE COLLATERAL TO AVOID CONDUCTING A PUBLIC DISTRIBUTION OF SECURITIES IN VIOLATION OF THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AS NOW ENACTED OR AS THE SAME MAY IN THE FUTURE BE AMENDED, PROVIDED THAT ANY SUCH ACTIONS SHALL BE COMMERCIALLY REASONABLE. IN ADDITION, PLEDGOR AGREES TO EXECUTE, FROM TIME TO TIME, ANY AMENDMENT TO THIS AGREEMENT OR OTHER DOCUMENT AS PLEDGEE MAY REASONABLY REQUIRE TO EVIDENCE THE ACKNOWLEDGEMENTS AND CONSENTS OF PLEDGOR SET FORTH IN THIS SECTION.


     10. Attorneys Fees. Pledgor agrees to pay to Pledgee, without demand, reasonable attorneys' fees and all reasonable costs and other reasonable expenses which Pledgee expends or incurs in collecting any amounts payable by Pledgor with respect to an Event of Default hereunder or in enforcing this Agreement against Pledgor, whether or not suit is filed.


     11. Further Documentation. Pledgor hereby agrees to execute, from time to time, one or more financing statements and such other instruments as may be required to perfect the security interest created hereby, including any continuation or amendments of such financing statements, and pay the cost of filing or recording the same in the public records specified by Pledgee.


     12. Waiver and Estoppel. Pledgor represents and acknowledges that it knowingly waives each and every one of the following rights, and agrees that it will be estopped from asserting any argument to the contrary: (a) any promptness in making any claim or demand hereunder; (b) any defense that may arise by reason of the incapacity or lack of authority of Pledgor; (c) any defense based upon an election of remedies by Pledgee which destroys or otherwise impairs any or all of the Collateral; (d) the right of Pledgor to proceed against Pledgee or any other person, for reimbursement; and (e) all duty or obligation of the Pledgee to perfect, protect, retain or enforce any security for the payment of amounts payable by Pledgor hereunder.

TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY TO THIS AGREEMENT SEVERALLY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM BROUGHT BY ANY PARTY TO THIS AGREEMENT ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT.

     No delay or failure on the part of Pledgee in the exercise of any right or remedy against Pledgor or any other party against whom Pledgee may have any rights, shall operate as a waiver of any agreement or obligation contained herein, and no single or partial exercise by Pledgee of any rights or remedies hereunder shall preclude other or further exercise thereof or other exercise of any other right or remedy whether contained in this Agreement or in any of the other documents regarding the Obligations, including without limitation the Operating Agreement. No waiver of the rights of Pledgee hereunder or in connection herewith and no release of Pledgor shall be effective unless in writing executed by Pledgee. No actions of Pledgee permitted under this Agreement shall in any way impair or affect the enforceability of any agreement or obligation contained herein.


     13. Independent Obligations. The obligations of Pledgor are independent of the obligations of any other party which may be initially or otherwise responsible for performance or payment of the Obligations, and a separate action or actions for payment, damages or performance may be brought and prosecuted by Pledgee against Pledgor, individually, for the full amount of the Obligations then due and payable, whether or not an action is brought against any other party, whether or not Pledgee is involved in any proceedings and whether or not Pledgee or Pledgor or other person is joined in any action or proceedings.


     14. Lawful Acts of Pledgee. No lawful act of commission or omission of any kind or at any time upon the part of Pledgee shall in any way affect or impair the rights of Pledgee to enforce any right, power or benefit under this Agreement.


     15. Power of Attorney. Pledgor hereby appoints Pledgee as its attorney-in-fact to execute and file, effective upon the occurrence of an Event of Default, on its behalf any financing statements, continuation statements or other documentation required to perfect or continue the security interest created hereby. This power, being coupled with an interest, shall be irrevocable until all amounts secured hereby have been paid, satisfied and discharged in full. Pledgor acknowledges and agrees that the exercise by Pledgee of his rights under this Section 15 will not be deemed a satisfaction of the amounts owed Pledgee unless Pledgee so elects in writing.


     16. GOVERNING LAW. THE PARTIES HERETO AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. SUCH PARTIES FURTHER AGREE THAT IN THE EVENT OF DEFAULT, THIS AGREEMENT MAY BE ENFORCED IN THE DISTRICT COURT IN AND FOR THE CITY AND COUNTY OF DENVER, STATE OF COLORADO AND THEY DO HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT REGARDLESS OF THEIR RESIDENCE OR WHERE THIS AGREEMENT MAY BE EXECUTED.


     17. Successors and Assigns. All agreements, covenants, conditions and provisions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, personal representatives, successors and assigns of the parties hereto.


     18. Notices. Whenever any party hereto shall desire to, or be required to, give or serve any notice, demand, request or other communication with respect to this Agreement, each such notice, demand, request or communication shall be in writing and shall be effective only if the same is delivered by personal service (including, without limitation, courier or express service) or mailed certified or registered mail, postage prepaid, return receipt requested, or sent by telegram to the parties at the addresses shown throughout this Agreement or such other addresses which the parties may provide to one another in accordance herewith. If notice is sent to Pledgor, a copy of such notice shall also be given to Wayne H. Hykan, Esq., Brownstein Hyatt Farber & Strickland, P.C., 410 17th Street, Suite 2222, Denver, Colorado 80202. If notice is sent to Pledgee, a copy of such notice shall also be given to Alan B. Lottner, Esq., Haligman & Lottner, PC, 633 17th Street, Suite 2700, Denver, Colorado 80202. Notices delivered personally will be effective upon delivery to an authorized representative of the party at the designated address; notices sent by mail in accordance with the above paragraph will be effective upon execution of the Return Receipt Requested.


     19. Consent of Pledgor. Pledgor consents to the exercise by Pledgee of any rights of Pledgor in accordance with the provisions of this Agreement.


     20. Severability. Every provision of this Agreement is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.


     21. Amendment. This Agreement may be modified or rescinded only by a writing expressly relating to this Agreement and signed by all of the parties.


     22. Limitation of Liability. No officer, director or shareholder of Pledgor shall be bound by or have any personal liability hereunder or under any documents, agreements, understandings or arrangements relating to this transaction. The parties to this Agreement shall look solely to the assets of Pledgor for satisfaction of any liability of Pledgor in respect of this Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence action against any of the directors, officers or shareholders of Pledgor or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to all and any future documents, agreements, understandings, arrangements and transactions between the parties hereto with respect to the Obligations, the Collateral or this Agreement.


     23. Termination. This Agreement shall terminate, and shall be of no further force or effect, upon the earlier to occur of the following: (i) full payment and performance of the Obligations of the Pledgor, (ii) acquisition by Pledgor or an affiliate of Pledgor of 100% ownership interest in the Limited Liability Company, or (iii) upon the mutual consent of Pledgor and Pledgee.



                          [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         PLEDGOR: WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation


                                   By:______________________________________
                                      Name:_________________________________
                                      Title:________________________________

                         PLEDGEE:  _________________________________________
                                   Al Feld

STATE OF ____________    )
                         ) ss.
COUNTY OF ___________    )

     The foregoing instrument was acknowledged before me this ____ day of _______________, 199__, by _________________________ as _______________ of
Wellsford Park Highlands Corp., a Colorado corporation.

     WITNESS my hand and official seal.

     My commission expires:  ___________________________________.
     Address:

                                   ________________________________
     (SEAL)                        Notary Public


STATE OF COLORADO        )
                         ) ss.
COUNTY OF ___________    )

     The foregoing instrument was acknowledged before me this __ day of __________, 199__, by Al Feld.

     WITNESS my hand and official seal.

     My commission expires:  _____________________________________.
     Address:

                                   ________________________________
     (SEAL)                        Notary Public

                                SCHEDULE A TO
                                 EXHIBIT H-2

                 CONSENT TO SECURITY INTEREST AND AGREEMENT
                               OF THE MEMBERS
                          OF PARK AT HIGHLANDS LLC,
                    a Colorado Limited Liability Company

     The undersigned, being all the members of PARK AT HIGHLANDS LLC, a Colorado limited liability company (the "Limited Liability Company") hereby represent and certify to Al Feld, an individual having an address at 4600 South Ulster Street, Suite 350, Denver, Colorado 80237 (the "Secured Party") as follows:

     1. The Limited Liability Company has received notice from the Secured Party that the Secured Party has a security interest in the following collateral (the "Collateral") registered to Wellsford Park Highlands Corp., a Colorado corporation (the "Debtor"):

               (i) All of the right, title and interest of the Debtor in the Limited Liability Company, whether now owned or hereafter acquired, including, without limitation, the Debtor's Interest (as defined in the Operating Agreement) in the Limited Liability Company and its right to receive payments and distributions from the Limited Liability Company and allocations under or in connection with the Operating Agreement, as such Operating Agreement may be modified or extended from time to time with the written consent of the Secured Party; and

              (ii) All proceeds, whether cash proceeds or noncash proceeds, and products of any and all of the foregoing.

     2. Other than the notice from the Secured Party referred to above, the Limited Liability Company has not received any notice from any entity or person claiming an adverse claim against, lien on or security interest in the Collateral.

     3. The security interest of the Secured Party referred to above was duly registered in the books and records of the Limited Liability Company effective April 27, 1995.

     4. Interests in the Limited Liability Company are not represented in any certificate, instrument or document, and such Interests may be assigned, transferred or pledged without the party receiving such assignment, transfer or pledge taking physical possession of any certificate, instrument or document.

     5. The Members hereby consent to the execution and delivery of that certain the Pledge and Security Agreement by the Debtor and agree hereby to be bound by Section 4 thereof to assign, set over, transfer, distribute, pay and deliver the Collateral and any and all payments, proceeds or products due to Debtor under the Collateral to the Secured Party.

     This agreement and all documents, agreements, understandings and arrangements relating to this transaction have been executed by the undersigned on behalf of Wellsford Park Highlands Corp., a Colorado corporation ("WPHC") in his/her capacity as an officer or director of WPHC, and not individually, and neither the directors, officers or shareholders of WPHC shall be bound by or have any personal liability hereunder or thereunder. The parties to this agreement shall look solely to the assets of WPHC for satisfaction of any liability of WPHC in respect of this agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the directors, officers or shareholders of WPHC or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to all and any future documents, agreements, understandings, arrangements and transactions between the parties hereto with respect to the Collateral or this Agreement.

     EXECUTED as of the date set forth above.

               MEMBERS: WELLSFORD PARK HIGHLANDS CORP., a Colorado corporation


                              By: __________________________________________
                                 Name:______________________________________
                                 Title: ____________________________________


                              ______________________________________________
                              AL FELD, an individual


AGREED TO AND CONCURRED:

SOLE MANAGER

____________________________
Al Feld

                                  EXHIBIT N

                     DESCRIPTION OF PLANS/SPECIFICATIONS

                                  EXHIBIT O

                            FINAL PROJECT BUDGET

                                  EXHIBIT U

                           SUBSTITUTION AGREEMENT


     THIS SUBSTITUTION AGREEMENT (this "Agreement") is made and entered into as of the ____ day of December 1995, by and among Al Feld, an individual ("Feld"), Wellsford Park Highlands Corp., a Colorado corporation ("WPHC"), and The Feld Company, a Colorado corporation (the "Company").

                                  RECITALS

     A. WPHC is a Member of Park at Highlands LLC, a Colorado limited liability company (the "LLC"), which LLC is governed by its Operating Agreement dated as of April 27, 1995 (the "Operating Agreement") by and between WPHC and Feld.

     B. Feld is also a Member, as well as the Manager, in the LLC and is the principal officer and shareholder of the Company.

     C. In order to facilitate WPHC's appointment of the Company as a substitute Member and the Manager of the LLC upon the death or disability of Feld in accordance with Section 12.13 of the Operating Agreement and to bind the Company to the agreements set forth in said Section 12.13, the parties hereto now desire to enter into this Agreement.

                                  AGREEMENT

     NOW, THEREFORE, in consideration of the execution of the Operating Agreement and of the recitals, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     a. Request for Substitute Manager. In the event that Feld should die or WPHC shall elect to remove Feld as manager due to disability (such an event is hereinafter referred to as a "Triggering Event"), WPHC shall have the right, at its sole option, to request in writing that: (a) the Company shall acquire from Feld (or from his estate, if Feld is deceased) the entire interest of Feld in the LLC; (b) the Company shall be admitted as a Member of the LLC and substituted for Feld as Member and Manager under the Operating Agreement; and (c) the Company shall assume, in writing, all of the obligations of the Manager and of a Member under the Operating Agreement, as the same may be amended from time to time. The foregoing actions under items
(a), (b) and (c) shall be effective upon the next business day after WPHC delivers its written request to the Company and Feld. Notwithstanding anything to the contrary contained herein or in the Operating Agreement, if the Company is substituted for Feld as a Member and Manager, then Feld (or his estate if Feld is deceased) shall remain liable for the performance of the obligations of the Manager under the Operating Agreement, in accordance with Section 12.12.3.2 thereof.

     b. Failure to Request a Substitute Manager. If WPHC fails to exercise its option under Section 12.13 of the Operating Agreement and this Agreement to cause the Company to be substituted for Feld as the Manager within ninety
(90) days after the date of a Triggering Event, then such right shall automatically terminate and Feld (and his estate) shall be released from all responsibilities and obligations as Manager under the Operating Agreement arising after the effective date of Feld's withdrawal or Removal (as said term is defined in the Operating Agreement,) from the LLC in connection with the Triggering Event.

     c. Attorneys Fees. In the event any litigation or other legal proceedings or alternative dispute resolution proceedings are brought for the enforcement of or arise out of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all reasonable attorneys' fees and costs and all other reasonable expenses, in addition to any other relief or damages obtained.

     d. Further Documentation. The parties hereby agree to execute, from time to time, such other documents as may be reasonably necessary to effectuate the intent of this Agreement and Section 12.13 of the Operating Agreement.

     e. GOVERNING LAW. THE PARTIES HERETO AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. SUCH PARTIES FURTHER AGREE THAT THIS AGREEMENT MAY BE ENFORCED IN THE DISTRICT COURT IN AND FOR THE CITY AND COUNTY OF DENVER, STATE OF COLORADO AND THEY DO HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT REGARDLESS OF THEIR RESIDENCE OR WHERE THIS AGREEMENT MAY BE EXECUTED.

     f. Successors and Assigns. All agreements, covenants, conditions and provisions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, personal representatives, successors and assigns of the parties hereto.

     g. Notices. Whenever any party hereto shall desire to, or be required to, give or serve any notice, demand, request or other communication with respect to this Agreement, each such notice, demand, request or communication shall be in writing and shall be effective only if the same is delivered by personal service (including, without limitation, courier or express service) or mailed certified or registered mail, postage prepaid, return receipt requested, or sent by telegram to the parties at the addresses shown in the Operating Agreement or such other addresses which the parties may provide to one another in accordance therewith. The notice address for the Company shall be the same as the notice address for Feld. If notice is sent to WPHC, a copy of such notice shall also be given to Wayne H. Hykan, Esq., Brownstein Hyatt Farber & Strickland, P.C., 410 17th Street, Suite 2222, Denver, Colorado 80202. If notice is sent to Feld or the Company, a copy of such notice shall also be given to Alan Lottner, Esq., Haligman and Lottner, First Interstate Tower North, 633 Seventeenth Street, Suite 2700, Denver, Colorado 80202-3635. Notices delivered personally will be effective upon delivery to an authorized representative of the party at the designated address; notices sent by mail in accordance with the above paragraph will be effective upon execution of the Return Receipt Requested.

     h. Severability. Every provision of this Agreement is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

     i. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Operating Agreement.

     j. Amendment. This Agreement may be modified or rescinded only by a writing expressly relating to this Agreement and signed by all of the parties.

                          [SIGNATURE PAGE FOLLOWS]
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.




________________________________________
AL FELD, individually


WELLSFORD PARK HIGHLANDS CORP., a
Colorado corporation


By:_____________________________________
Its:____________________________________


THE FELD COMPANY, a Colorado corporation


By:_____________________________________
Its:____________________________________